THE GABELLI ASSET FUND

                                  ANNUAL REPORT

                                DECEMBER 31, 2002

        MORNINGSTAR RATED(TM) GABELLI ASSET FUND 4 STARS OVERALL AND FOR
               THE FIVE AND TEN-YEAR PERIODS ENDED 12/31/02 AMONG
                 105 AND 34 U.S. DOMICILED MID-CAP BLEND FUNDS,
                RESPECTIVELY. THE FUND WAS RATED 3 STARS FOR THE
                 THREE-YEAR PERIOD ENDED 12/31/02 AMONG 167 U.S.
                         DOMICILED MID-CAP BLEND FUNDS.

TO OUR SHAREHOLDERS,

      In the fourth quarter of 2002, the stock market enjoyed its first sustained rally of the year. The Dow Jones Industrial Average posted eight consecutive weekly gains and closed the quarter with a 10.48% return. The Standard & Poor's ("S&P") 500 Index and technology-dominated Nasdaq Composite Index also finished in the black. This was not nearly enough, however, to prevent a third consecutive year of declines for all of these indices. The Gabelli Asset Fund (the "Fund") lost ground by falling 14.27% for the year, but edged the Dow, which dropped 15.04%, and finished well ahead of the S&P 500 Index, which fell 22.09% during 2002.

TABLE I
COMPARATIVE RESULTS
--------------------------------------------------------------------------------
               AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2002(A)
               --------------------------------------------------

                                                     SINCE
                                        QUARTER   INCEPTION(B)    10 YEAR   5 YEAR      3 YEAR       1 YEAR
                                        -------   ------------    -------   ------      ------       ------
Gabelli Asset Fund ..................    8.55%       13.40%       11.50%    4.55%       (5.71)%      (14.27)%

S&P 500 Index .......................    8.43%       11.11%        9.34%   (0.58)%     (14.54)%      (22.09)%
Dow Jones Industrial Average ........   10.48%       12.88%       12.05%    2.87%       (8.51)%      (15.04)%
Nasdaq Composite Index ..............   13.95%        8.11%        7.03%   (3.19)%     (31.02)%      (31.53)%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Dow Jones Industrial Average is an unmanaged index of 30 large industrial stocks. The S&P 500 Index and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested (except for the Nasdaq Composite Index). Performance for periods less than one year are not annualized.
(b)  From commencement of investment operations on March 3, 1986.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for a variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. (c)2002 Morningstar, Inc. All Rights Reserved.

INVESTMENT RESULTS (a)

                                                                     Quarter

                                                  ---------------------------------------------
                                                    1ST         2ND         3RD             4TH           YEAR

  2002:  Net Asset Value.......................   $34.21      $30.77         $26.04        $28.25        $28.25
         Total Return..........................     3.8%      (10.1)%        (15.4)%         8.6%        (14.3)%
----------------------------------------------------------------------------------------------------------------
  2001:  Net Asset Value.......................   $33.03      $35.45         $30.70        $32.97        $32.97
         Total Return..........................    (2.6)%       7.3%         (13.4)%        10.6%          0.2%
----------------------------------------------------------------------------------------------------------------
  2000:  Net Asset Value.......................   $40.93      $40.18         $40.14        $33.90        $33.90
         Total Return..........................     0.2%       (1.8)%         (0.1)%        (0.7)%        (2.4)%
----------------------------------------------------------------------------------------------------------------
  1999:  Net Asset Value.......................   $37.18      $41.38         $39.52        $40.84        $40.84
         Total Return..........................     4.8%       11.3%          (4.5)%        15.3%         28.5%
----------------------------------------------------------------------------------------------------------------
  1998:  Net Asset Value.......................   $36.00      $36.41         $31.24        $35.47        $35.47
         Total Return..........................    13.0%        1.1%         (14.2)%        18.2%         15.9%
----------------------------------------------------------------------------------------------------------------
  1997:  Net Asset Value.......................   $27.00      $31.45         $34.99        $31.85        $31.85
         Total Return..........................     2.2%       16.5%          11.3%          4.3%         38.1%
----------------------------------------------------------------------------------------------------------------
  1996:  Net Asset Value.......................   $27.44      $28.09         $27.92        $26.42        $26.42
         Total Return..........................     6.6%        2.4%          (0.6)%         4.5%         13.4%
----------------------------------------------------------------------------------------------------------------
  1995:  Net Asset Value.......................   $23.84      $25.10         $26.76        $25.75        $25.75
         Total Return..........................     7.3%        5.3%           6.6%          3.7%         24.9%
----------------------------------------------------------------------------------------------------------------
  1994:  Net Asset Value.......................   $22.63      $22.36         $23.56        $22.21        $22.21
         Total Return..........................    (2.9)%      (1.2)%          5.4%         (1.2)%        (0.1)%
----------------------------------------------------------------------------------------------------------------
  1993:  Net Asset Value.......................   $21.10      $22.10         $23.63        $23.30        $23.30
         Total Return..........................     6.1%        4.7%           6.9%          2.5%         21.8%
----------------------------------------------------------------------------------------------------------------
  1992:  Net Asset Value.......................   $19.04      $18.91         $19.02        $19.88        $19.88
         Total Return..........................     6.0%       (0.7)%          0.6%          8.5%         14.9%
----------------------------------------------------------------------------------------------------------------
  1991:  Net Asset Value.......................   $17.36      $17.36         $17.90        $17.96        $17.96
         Total Return..........................    11.1%        0.0%           3.1%          3.2%         18.1%
----------------------------------------------------------------------------------------------------------------
  1990:  Net Asset Value.......................   $16.48      $16.81         $15.21        $15.63        $15.63
         Total Return..........................    (4.5)%       2.0%          (9.5)%         7.8%         (5.0)%
----------------------------------------------------------------------------------------------------------------
  1989:  Net Asset Value.......................   $16.46      $18.01         $18.73        $17.26        $17.26
         Total Return..........................    12.0%        9.4%           4.0%         (1.0)%        26.2%
----------------------------------------------------------------------------------------------------------------
  1988:  Net Asset Value.......................   $13.49      $14.62         $14.94        $14.69        $14.69
         Total Return..........................    14.4%        8.4%           2.2%          3.5%         31.1%
----------------------------------------------------------------------------------------------------------------
  1987:  Net Asset Value.......................   $12.97      $13.93         $14.66        $12.61        $12.61
         Total Return..........................    19.6%        7.4%           5.2%        (14.0)%        16.2%
----------------------------------------------------------------------------------------------------------------
  1986:  Net Asset Value.......................   $10.44      $11.21         $11.29        $11.28        $11.28
         Total Return..........................     4.4%(b)     7.4%           0.7%         (0.1)%        12.8%(b)
----------------------------------------------------------------------------------------------------------------

                   Dividend History
-------------------------------------------------------
PAYMENT (EX) DATE    RATE PER SHARE REINVESTMENT PRICE
December 27, 2002         $0.0165         $27.98
December 27, 2001         $0.9840         $33.01
December 27, 2000         $5.8800         $33.37
December 27, 1999         $4.6300         $39.92
December 28, 1998         $1.4190         $34.60
December 30, 1997         $4.6100         $31.73
December 31, 1996         $2.7700         $26.42
December 29, 1995         $2.0000         $25.75
December 30, 1994         $1.0560         $22.21
December 31, 1993         $0.9210         $23.30
December 31, 1992         $0.7550         $19.88
December 31, 1991         $0.5050         $17.96
December 31, 1990         $0.7700         $15.63
December 29, 1989         $1.2780         $17.26
December 30, 1988         $0.7750         $14.69
January 4, 1988           $0.8340         $12.07
March 9, 1987             $0.5050         $12.71

          Average Annual Returns - December 31, 2002 (a)
------------------------------------------------------------------
  1 Year ......................................   (14.27)%
  5 Year ......................................     4.55%
  10 Year .....................................    11.50%
  Life of Fund (b) ............................    13.40%

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on March 3, 1986.
--------------------------------------------------------------------------------
                                       2

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
     THE GABELLI ASSET FUND, THE CONSUMER PRICE INDEX +10% AND THE S&P INDEX

[GRAPHIC OMITTED]
[PLOT POINTS FOLLOW:]

                                 Consumer Price
            Gabelli Asset Fund     Index + 10%              S&P 500 Index
3/3/86      10,000                 10,000                   10,000
12/86       11,280                 11,110                   10,930
12/87       13,107                 12,713                   11,487
12/88       17,184                 14,546                   13,383
12/89       21,686                 16,677                   17,612
12/90       20,602                 19,364                   17,066
12/91       24,331                 21,893                   22,271
12/92       27,956                 24,717                   23,384
12/93       34,051                 27,869                   25,746
12/94       34,017                 31,400                   26,081
12/95       42,530                 35,337                   35,884
12/96       48,229                 40,044                   44,137
12/97       66,590                 44,729                   58,857
12/98       77,178                 49,923                   75,749
12/99       99,166                 56,263                   91,679
12/00       96,816                 63,802                   83,336
12/01       96,971                 71,203                   73,427
12/02       83,133                 80,032                   57,207

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COMMENTARY

THE YEAR IN REVIEW -- A CRISIS IN CONFIDENCE

      The economy roared out of the recession with a 5.8% Gross Domestic Product ("GDP") gain in the first quarter of 2002. What followed was a year characterized by scandals: Enron -- the biggest bankruptcy in history (later trumped by WorldCom); the uncovering of accounting scandals, the demise of Arthur Andersen, as well as New York State Attorney General Eliot Spitzer's attempts to eliminate the conflicts of interest between banking and research by aggressively pursuing the large investment houses and the Grubmans and Blodgets of the world. While on the subject, let us not forget Tyco's Kozlowski's alleged personal tax avoidance schemes or the travails of Martha Stewart's alleged insider trading in ImClone stock. These traumas weighed heavily on the overall market. Anxiety about the vitality of our capital system spread to Securities and Exchange Commission ("SEC") Chairman Harvey Pitt who was eventually forced to resign because of his support of William Webster, who then also elected to withdraw his nomination.

      These announcements spooked investors. They surfaced during a period of stalled earnings. In the same manner that the stock market boom encouraged optimism about the boundless opportunities for earnings and sales growth, any hint of wrongdoing was an excuse to ratchet down positive forecasts.

A RECOVERY WITHOUT RESPECT

      The loss of investor confidence was at odds with the economic recovery that reflected a solid, if frustratingly slow, path to recovery. Consumer spending and confidence continued to hold up well. Individuals took advantage of low interest rates to buy or refinance their homes and to purchase autos. Beginning with the surprise 50 basis point rate cut in January of 2001, Federal Reserve Chairman Alan Greenspan made plain his intention to help the consumer sustain the economy until capital spending could resume to fuel a more lasting recovery. Today, we are more optimistic that capital spending -- this second leg of the recovery -- will resume in 2003.

      The excess capacity and equipment that was built under the boom scenario is now getting rationalized out. This has been -- and continues to be -- a wrenching period for the economy, particularly for the companies (and investors) in telecommunications, media and utilities industries. However, Schumpeter's
"creative destruction" is a requisite evil in capitalism to wind up with stronger companies that can compete well, maintain market share and produce new goods and services. At the same time, it gives us renewed respect for the self-regulating nature of the U.S. capital markets, and reminds us why it is the model for the world. Ultimately we believe that solid companies in the telecom industry such as Nextel, Telephone & Data Systems and AT&T Wireless will emerge with broader opportunities.

POSITIVES: DE-REGULATION, DEALS, AND QUALITY OF EARNINGS

      The Federal Communications Commission ("FCC") is preparing to phase out rules that require the former "Baby Bells" to rent their networks to rivals at low mandated prices, thereby subsidizing competition. FCC Chairman Michael Powell believes that real competition can only come from those who own their own networks. He also is committed to ensuring that surviving telecommunications carriers will have the ability to generate good returns and cash flow to invest in new services. One goal of the Bush Administration and Powell's FCC is the proliferation of broadband. As the next economic cycle develops, demand for telephony will again grow at a multiple of GDP, as it had for the prior two decades.

      Elsewhere, the limitations on cross ownership of media assets will be lifted or eliminated. Merger and acquisition activity will resume along with capital spending once companies begin to believe they are in a position of strength, and that spending is necessary to grow and compete. The government must encourage R&D to spur capital spending in conductivity and connectivity. As was the case at Vivendi where management is putting Cegetel and SFR together, one favorable outcome is that the slowdown in wireless and wireline will end up energizing transactions. In the utilities industry, the 1992 Utilities Act encouraged the unbundling of generation and transmission lines. While this eventually led to the abuses at Enron, the Act creates the framework for transactions to occur.

      Clearly, WorldCom and Adelphia created an air pocket for valuations. They also presented a delay in the catalyst for change. We do feel that the signal lights will go from yellow to green in the spring of 2003. More TV stations owners will consolidate. A result of some of the recent mergers -- for example, Nestle buying Ralston -- is that a slew of new product introductions will require awareness. Bottom line, we anticipate a very good advertising market going forward. In the interim, we add opportunistically to the portfolio when we find distressed names such as Disney and Vivendi to buy.

      In the mid-70's, we originated and focused a valuation methodology based on Private Market Value ("PMV"). The baseline was at what price would an industrialist be willing to pay for the assets of a given company and why? The next level below the PMV of a company is the price leveraged buyout ("LBO") groups will pay, slightly less than a synergistic corporate buyer because of the lack of ability to eliminate redundancy. The prices of small companies do not have any room to go down. Indeed, managements want to own and families want to sell. Unfortunately, as was the case in 1992, you cannot get financing. Banks are not lending. Whereas years ago, banks would lend at six times, today banks are absent from the equation at two times cash flow, while stocks trade at five times cash flow. The result is that the next part of the consolidation process will be by the corporate buyer -- for example, HSBC acquiring Household. There are also a number of green lights including Financial Accounting Standards Board ("FASB") 142 in accounting that create an incredible stimulus for transactions.

      While the stock market still has the overhang of the potential war with Iraq, and the burden of higher oil prices, there are some bright spots. One silver lining in the aftermath of accounting fraud and corporate scandals is increased transparency and higher quality in earnings and cash flow. Corporate America has been tagged with quality of earning concerns and has responded by promising to include more detailed information about profitability in the future. Companies that used to smooth quarterly earnings with accounting contrivances are pressured to take a more conservative approach to reporting. This overdue clarity and transparency will be good for investors. The Sarbanes-Oxley Act, requiring chief executives to personally certify their financial statements, will work to focus managements' attention on the connection between their job to create wealth for shareholders and the need for shareholders to understand what management is doing.

ECONOMIC STIMULUS

      Our national priority is to get the economy stimulated. From a fiscal policy standpoint, the end goal for this Administration is to get Bush re-elected. In order to do this, the economy must start to improve by year-end 2003. Forty-three has learned from Forty-one. The Administration and Congress have proposed plans to stimulate growth. While not yet in final form, the plans include accelerating income tax rates that were approved two years ago, extending unemployment benefits, providing rebate checks to middle class parents, eliminating the tax on dividends for individuals, a tax incentive to spur capital investment by small and medium size businesses and an increase in spending on infrastructure. There are a number of silver bullets that will result in giving the consumer money to spend which should stimulate the economy. The trial balloons launched in December resulted in more aggressive proposals for stimulus from the President's economic package. By addressing the taxability of dividends, it has helped the psychology of the market. In addition, the acceleration in the timing of the earlier tax cuts and perhaps a holiday in social security tax should encourage consumers to increase spending.

      From a business standpoint, we need to jump start capital spending. Investment tax credits and the elimination of double taxation of dividends are powerful tools that will hopefully be approved. Meanwhile, the overriding drag on the economy is the price of oil. A price of $25 or more per barrel presents a challenge to consumption. Until action is taken to reduce consumption and alter habits, the high price of oil is like a pickpocket in Times Square, stealing the opportunity from consumers and businesses to reinvigorate the economy.

GROWTH OUTSIDE THE UNITED STATES

      We expect better growth in Europe and its time may finally be coming. The European Central Bank ("ECB") made an unexpected 50 basis point cut in interest rates just at year-end. This was accompanied by remarks that the ECB would reassess the emphasis placed upon fighting inflation and would at least acknowledge the need for growth. Our holdings in companies with large European exposure such as Modine and Heinz will benefit from a stronger economy overseas.

BARRON'S 2003 ROUNDTABLE

      Mario Gabelli, our Chief Investment Officer, has appeared in the prestigious BARRON'S Roundtable discussion annually since 1980. Many of our readers have enjoyed the inclusion of selected and edited comments from BARRON'S Roundtable in previous reports to shareholders. As is our custom, we are including selected comments of Mario Gabelli from BARRON'S 2003 Roundtable.

                      -------------------------------------
                                    BARRON'S
                                   ROUNDTABLE
                                  MARIO GABELLI
                      CHAIRMAN AND CHIEF INVESTMENT OFFICER
                          GABELLI ASSET MANAGEMENT INC.
                      -------------------------------------
                       (THE FOLLOWING HAS BEEN EXCERPTED:)

                                  On the Money

             FOUR SAVVY INVESTORS, LOTS OF STOCKS AND ONE GOLD RULE
                              By LAUREN B. RUBLIN

DID SOMEONE SAY "THEME PARTY"? Naw, we didn't serve fondue, or dance to the hits of the 'Fifties, or come dressed as -- perish the thought -- our favorite hot-shot investors. Instead, we invited some of Wall Street's best and brightest to bring their favorite themes -- investment only, of course -- to the 35th annual BARRON'S Roundtable, which convened Jan. 6 in lower Manhattan.

It was quite a party. The worldly Marc Faber brought plenty of doom and gloom, along with animated talk of a boom -- in Asia's emerging markets. Abby Joseph Cohen, the scholar-in-residence at Goldman Sachs, brought a flawless memory for economic facts and financial figures, and a keen interpretation of same. And Mario Gabelli, sharp as ever, probably brought dozens of stock picks, as usual, but was kind enough to leave a few in the coatroom. After all, we had only nine hours, on that wintry day, to grill and drill this loquacious, provocative crowd.

BARRON'S: ALREADY, THIS NEW YEAR IS SHAPING UP DIFFERENTLY. THE PRESIDENT IS PROPOSING A BIG TAX-CUT PACKAGE, AND WE ARE LIKELY TO GO TO WAR WITH IRAQ, PROBABLY EARLY NEXT MONTH. MARIO, WILL IRAQ MAKE A DIFFERENCE TO THE ECONOMY, ASIDE FROM THE OBVIOUS -- OIL PRICES?

GABELLI: Oil is like a pickpocket in Times Square. As it goes over $30 a barrel, it robs my pocket. I am concerned about the unintended consequences of war. Somebody gets on an airplane with smallpox. We have another anthrax attack. Do the Iraqis dump scuds on Tel Aviv in a scorched-earth move as they're being taken out? Yet, I say it's worth the risk, because when I was growing up in the 1940s and '50s, I remember hearing about Prague. "Let them [the Nazis] have Prague."
                                      6

Q: WE GAVE THEM PRAGUE.

GABELLI: Right. And then we had another seven years. There is an air pocket in the economy right now. You basically come in with massive fiscal stimulation. You are either in Baghdad or you're out after six weeks. If you're out, and oil doesn't go up to $50 and stay there but comes back down to $25 or less a barrel, then this president has done everything, will do everything to get re-elected in 2004. As a result, we're going to have an extraordinarily good economy in the fourth quarter of 2003 and the first half of 2004, and the market will follow suit.

Q: WHAT'S YOUR TAKE ON INTEREST RATES, MARIO?

GABELLI: If oil falls to the low $20s, consumers around the world will be helped dramatically. The stimulation package is going to happen, too. Strong demand from the absence of the energy pickpocket will drive rates materially higher by the end of the year. The 10-year note will yield more than 5%.

BIGGS: I'm with Mario. I think the 10-year Treasury will yield over 5%. The central banks of the world clearly have said they are committed to reflation.

GABELLI: If we get a 50% reduction in taxes on dividends, it's going to have an impact on municipal bonds. [Tuesday, as part of a $674 billion economic-stimulus plan, President Bush called for the elimination of all taxes on corporate dividends.] Finally, interest-rate spreads will improve dramatically between government and high-yield bonds as the economy starts to improve.

Q: OF COURSE, ELIMINATING TAXES ON DIVIDENDS IS BAD FOR THE STATES, AS IT COULD RAISE THEIR BORROWING COSTS WHILE LOWERING THEIR REVENUES. AND IT'S BAD FOR REAL-ESTATE INVESTMENT TRUSTS.

GABELLI: Rain is bad for the parade and great for the farmer. There are a lot of trade-offs. There's a good opportunity here to make money on the short side in munis.

Q: MARIO, CARE TO PREDICT THE MARKET?

GABELLI: Because the president will do all in his power to get himself re-elected, we are going to have a very good economy in the spring of 2004. Oil will be under $25, and we will be reflating the world. The market will be up 10%, with lots of volatility. However, if oil unexpectedly hits the $40s, the Dow will fall to 6000-6500. But it will bounce back, because $40 oil is not sustainable in the short run.

On a long-term basis I see a '68-'81 kind of environment, where the market moves sideways. Earnings grow 6% a year and price-earnings multiples get bumped by higher rates. The year will be characterized by the chase for dividends. It's also a year in which deals come back. HSBC's deal to buy Household International was a wake-up call. The leveraged buyout firms haven't been able to tap the debt market, and that's starting to loosen up. Large companies want to grow. In addition to the fiscal stimulus, specific sectors will benefit from changes in regulatory dynamics. For example, the FCC [Federal Communications Commission] is going to reform the telecom act, and there will be reforms in media, utility and energy regulations. Even more interesting, we're going to have tort reform. All these things will create an extraordinarily fertile environment for corporate love-making.

Along similar lines, the FCC announced today that it is going to re-examine the telecom industry in a way that would favor facilities-based companies -- namely, the Baby Bells. [Under the FCC's plan, now in draft form, competitors such as long-distance providers eventually would lose their discounted access to the Bells' network switches.] This is a big boon to Verizon, SBC Communications and the rest. So, if you want to compete in local service, you'll have to build your own facilities.

SAMBERG: What Mario is saying is that after the government set the telecom monster loose and let it screw up the economy, after it has killed itself on its own, the government is going to jump on the corpse and trash it some more. Terrific. That's a great investment theme.

GABELLI: What I'm saying is, the Verizons of the world will do better. They will begin to spend money on Cisco and Lucent and R&D.

BARRON'S: MARIO, WHAT STOCKS HAVE YOU BROUGHT US?

GABELLI: First, I want to talk about old age, dividends and inflation. There are approximately 200 million vehicles on the road in the United States. The average age of a passenger car is 9.3 years, up from 8.1 years at the beginning of the 1990s. Light trucks are getting older, too. When I was growing up in the Bronx, a car lasted for 50,000 miles. Fifteen or 20 years ago, it lasted 100,000. Today, a new car will last 170,000 miles. In addition, years ago you used to get a two- or three-year warranty. Now, it's five years. So cars between five and nine years old are the sweet spot for parts consumption. Between 1996 and 2001, cars in the sweet spot declined 2.2%, to 61 million units. In the next five years, they are going to grow 15%, to 70 million. This is good news for GENUINE PARTS.

Q: WE WONDERED WHERE YOU WERE GOING WITH THIS.

GABELLI: The stock sells for 31.50 or so. The company pays a dividend of $1.16 a share, and dividends have grown for the past 30 years. The current yield is around 4%. The payout ratio is about 50%. The balance sheet is terrific. Debt is about $775 million. Earnings for 2002 probably will be a bit more than $2.10 a share, rising to $2.30 in 2003 and around $2.50 in 2004. Revenues will grow 4%-5% and earnings about 7.5%-8%. Genuine Parts is a purveyor of expendable auto components. The company is a leader in its market. If inflation picks up, parts prices will rise, and its growth will rise more.

Q: WHERE IS THE STOCK HEADED?

GABELLI: If you can find 8%-10% growers with good balance sheets and predictable earnings visibility, even with some quarterly earnings hiccups, a multiple of 20 times earnings isn't far-fetched. You could be looking at a $50 stock in a couple of years. Plus, you get the dividend.

NEFF: There is some evidence that Detroit is building a better car. Would that change the sweet spot any?

GABELLI: That's why the sweet spot moved from two to five years to six to 10.

BLACK: I owned Genuine Parts, but we sold it around 35 a share. The company's growing the top line by only 3%-4%. Formerly, it had been an 8%-9% grower.

GABELLI: We expect auto-parts sales to grow by 5% a year -- and that's with inflation of 1% -- over the next five years.

Now, to reiterate my view of the world, we're in a soft economy, but we'll get a bunch of fiscal stimulation in the form of tax cuts for the consumer and the business person, as well as something for the investor. We worry about higher oil prices acting like a pickpocket in Times Square. If the price of crude falls to under $25 a barrel, the world will reflate. Regulatory obstacles to business will be re-examined in 2003. No. 1, the Telecommunications Act of 1996 is re-examined. The opening salvo was launched today by the Federal Communications Commission, echoing a commitment made by [FCC Chairman Michael] Powell in the fall. The FCC is going to revisit the concept of unbundled networks, which would help the regional Bell companies by allowing only full, facilities-based competitors to enter the market. In the utilities area, the 1992 amendment to the PUHCA, or Public Utility Holding Company Act of 1935, which created all the opportunities for investment bankers to blow smoke up the portals of the utility companies, is going to be re-examined.

Q: HOW WILL THE ENERGY-TRADING SCANDALS AFFECT THE INDUSTRY?

GABELLI: Companies are going back to basics. They're going to return to a regulated monopoly business where they can earn 11%. But utility regulation is going to change. Institutions will be allowed to own more than 10% of the shares of any one utility. Then we're going to have an energy policy that will enable us to address the world of $90 oil that Marc commented on. [In the first installment of the Roundtable, Faber prophesied oil would hit $60-$90 a barrel in the next 10-15 years, as demand from Asia surges.] We're going to produce more, conserve more and find alternatives such as fuel cells and wind power.

Q: THERE'S BEEN A LOT OF THAT HERE TODAY.

GABELLI: We're also going to re-examine tort reform. And I want to talk about deals, deals and more deals. In the past year or two, acquisitions have been limited, because companies were concerned about being labeled serial acquirers like Tyco and WorldCom. HSBC's acquisition of Household International sounds the gong for a new wave of deals. This should benefit lots of my companies. Let's turn to your TV set. Advertiser-supported media is going to do quite well in 2003. And in 2004 we'll have the Olympics, the election and economic stimulation.

I'm recommending the small-television-station owners, because the FCC is going to change several rules. They're going to raise the ownership cap, making it possible for a given operator to own perhaps 50% of total households, versus the current 35%, at a given time. They will permit duopoly in small markets, meaning an operator will be able to own two TV stations. Third, they'll probably come out with a better ruling on whether cable operators must carry digital signals. Finally, television-station operators are finding new sources of revenues.

Q: WHICH STATION OWNERS DO YOU LIKE?

GABELLI: The first has done a pretty good job of damaging shareholder values. It's YOUNG BROADCASTING, YBTVA. It closed Friday at 13 a share. It has an equity market capitalization of approximately $260 million and net debt of about $600 million, for an enterprise value of $860 million. Young made an acquisition in San Francisco, taking a TV station away from NBC. Bob Wright [chairman of NBC] didn't forgive them, so he changed NBC's affiliation. Young paid about $750 million-$800 million for the station, and should sell it for $300 million-$400 million -- take a huge loss, sell it to NBC and apologize. That could drive the stock from 12 to 40. Right now Young has 11 television stations, reaching 6.1% of TV households -- six ABC affiliates, three CBS affiliates, one NBC affiliate and an independent in San Francisco, KRON. If you took the broadcasting cash flow of all of these stations except San Francisco, and applied it to all of the company's debt, you'd get the San Francisco station for free.

Q: WHAT'S YOUR NEXT PICK?

GABELLI: LIBERTY, not LIBERTY MEDIA, which I'll talk about in a minute. Liberty's symbol is LC. The stock trades on the New York Stock Exchange for 39, and there are 19.8 million shares outstanding. The company's got a $770 million market value, $60 million of cash, and $50 million of other assets which are being converted to cash. Thus, you're really paying $660 million. Liberty has 15 affiliated television stations. The company has not done a good job of managing shareholders' money, but they're generating significant cash flow. They will generate a couple of hundred million dollars over the next three or four years. Earnings will climb from $1.60 a share in 2002 to $2 to $3. The company is controlled by the Hipp family in South Carolina.

          Mario GABELLI'S PICKS

COMPANY             SYMBOL     1/6/03 PRICE

-----------------------------------------
GENUINE PARTS         GPC         $31.88
-----------------------------------------
YOUNG BROADCASTING    YBTVA        13.55
-----------------------------------------
LIBERTY CORP          LC           39.31
-----------------------------------------
TRIBUNE               TRB          47.79
-----------------------------------------
DQE                   DQE          16.50
-----------------------------------------
WESTAR ENERGY         WR           10.26
-----------------------------------------
VERIZON COMM          VZ           44.07
-----------------------------------------
DEL MONTE FOODS       DLM           7.85
-----------------------------------------
CAMPBELL SOUP         CPB          24.21
-----------------------------------------
H.J. HEINZ            HNZ          33.91
-----------------------------------------
VIVENDI UNIVERSAL     V            18.22
-----------------------------------------
LIBERTY MEDIA         L             9.66
-----------------------------------------
AOL TIME WARNER       AOL          14.09
-----------------------------------------
SOURCE: BLOOMBERG
--------------------------------------------------------------------------------

Q: WHAT DO YOU THINK OF LIBERTY MEDIA?

GABELLI: Be patient. Now, a kind word for TRIBUNE. The stock is 47. There are 330 million shares outstanding. Earnings of $2.20 a share are going to $3.50 a share. Dennis FitzSimons [the current CEO] is going to succeed John Madigan.

Among utilities, I like DQE, formerly known as Duquesne. DQE has 586,000 electric customers in the Pittsburgh area and a propane business that serves 70,000 customers. The company is shedding assets. It's selling most of its water-utility business to Philadelphia Suburban for $205 million. It's lowering debt, which will fall to $800 million in a couple of years from a current $1.3 billion. Management got spooked by the rating agencies, so the investment bankers convinced them to sell some stock. They sold 17 million shares last year at $13.50 a share. We bought a basketful, and we're still nibbling.

Q: WHAT'S THE STOCK PRICE?

GABELLI: Around 15.50. The company cut its dividend in October, to a dollar a share. As debt gets paid down, the dividend will rise. Plus, this is a consolidation play. Somebody will take them over.

NEFF: What's the P/E?

GABELLI: DQE probably earned $1.30 a share in 2002. It was a hot summer in Pittsburgh, so earnings may be flat in 2003, except for interest expense. The stock trades for 12-13 times earnings. At eight times Ebitda [earnings before interest, taxes, depreciation and amortization] I could do an LBO [leveraged buyout] of this company, but that will not happen now. It might take a year and a half to get a deal done. At that multiple, the stock is worth in the low $20s.

NEFF: Is this a 4%, 5%, 6% grower?

GABELLI: Yes. It's best to buy an index of utility stocks. The regulated business will grow by 5%. Payout ratios will return to more historic levels, and you could get a very good return on these stocks.

My next stock, WESTAR ENERGY, formerly Western Resources, is not without controversy. Its former CEO was indicted. The new CEO, Jim Haines, is a good chap. Westar, symbol WR, has 74 million shares outstanding. The stock trades for 10, giving the company a market value of $740 million. It pays a dividend of $1.20 a share. Westar has $3.6 billion of debt, but Kansas's regulatory commission has told the company to get that down to $1.8 billion. The company owns 45 million shares of Oneok, worth $1 billion. Somehow, they have to monetize it. They own Protection One, a protection company, which they will also sell or otherwise deconsolidate. I would then suggest to the chairman that he reduce the dividend to 60 cents, but pay shareholders a 60-cent stub. The company's regulated business has a book value of $16-$18 a share, on which it can earn 11%. The company can earn about $2 a share. Two years from now, you could double your money and Westar will be merged with someone else.

Q: MARIO, HAVE YOU ACTUALLY SUGGESTED THIS?

GABELLI: I haven't talked to Mr. Haines at all. He'll read it when this is published. The company doesn't have a debt problem, it has a cosmetic problem. By cutting the dividend to 60 cents, you throw a bone to the regulators, much as Con Edison did in New York in the 1970s. The regulators didn't like the former CEO, but Haines is a former regulator and has credibility.

BLACK: A lot of these electric utilities make about 13%-14% on book. They're leveraged roughly one-to-one on a debt-to-equity basis. They're making 6.5%-7% on total capital, but they've been destroying capital for years because their returns are below a normalized cost of capital, which is 8.5% or 9%. Maybe as stocks they go up, but as an industry this is a lousy play and it has been historically.

GABELLI: I don't know what you are talking about. I think you can make a lot of money in this area. Once the PUHCA rules are amended, guys like Warren Buffett and I are going to put tons of money into the group. And we're going to earn 20%-25% on our investment. Look, there's weakness in utilities if inflation goes to 6%-7%, because there's a lag effect for adjusting rates. But local distribution is still a terrific business, whether it's electric or gas.

Next, I've got a small-cap stock: VERIZON COMMUNICATIONS. It has only 2.7 billion shares, and trades for 40.50. However, the stock will be up today
[indeed, Verizon closed up 3.62, to 44.07 on Jan. 6, although it has since backtracked]. The FCC has just proposed changes that will help the RBOCs [regional Bell operating companies]. The competition that was fueled by Wall Street's greed is dying, and the Bells are going to get stronger. Verizon can earn about $2.80 a share this year. It will probably grow by 6%-7%, maybe a little faster. The stock yields about 3.75% and sells below the S&P's price/earnings multiple. I could also make the same case for SBC Communications and BellSouth, but Verizon's enough for now.

--------------------------------------------------------------------------------

Q:  THAT'S RESTRAINT.

GABELLI: Barton talked about the attractiveness of consumer staples. [Last week's Roundtable installment featured Barton Biggs' stock picks, including Kraft Foods, PepsiCo, Coca-Cola and Colgate-Palmolive.] I've got three more names. DEL MONTE FOODS sells for 8. There are 210 million shares outstanding. So that's $1.6 billion in market value. The company has $1.8 billion of debt. Del Monte is a producer of consumables such as pet foods, tuna and vegetables. Revenues for the year ending April 2004 will be about $3.4 billion. Earnings will be 80 to 90 cents. The stock could trade for the same multiple as Ralcorp, a producer of non-branded staples. If that happens, it goes to 15-16 in two years.

CAMPBELL SOUP is another potential winner. The stock is 24, and the company has a $10 billion market cap and $3.5 billion of debt. They are getting themselves ready for a sale.

Q:  WHAT IS GOING TO TURN THIS COMPANY AROUND?

GABELLI: It's got better management, better products. It's moving into Europe. The chairman, George Sherman, did a pretty decent job in his former life, running Danaher. Management is grooming Campbell for a takeover, which could happen in the low 30s. We think it will happen a year from now.

BLACK: The company's condensed soups have been losing share for a long time. This is a classic marketing problem.

GABELLI: It's a matter of execution. This is a terrific category, with seven or eight companies. There's Unilever and Nestle and PepsiCo in the $100-billion-market-cap category. There are a whole bunch of companies in the $10 billion-$20 billion market. There is another round of consolidation occurring. Campbell is on my list.

My next stock is ketchup -- any color, any flavor, any price. Yes, H.J. HEINZ. The stock is 33, and the symbol is HNZ. Heinz has $4 billion of debt and a $15 billion market cap. After the spinoff of its SKF subsidiary, which was merged into a subsidiary of Del Monte, Heinz will have earnings of about $2 a share. That will grow by about 7%-8% a year, and cash flow is excellent. A good part of Heinz's business is in Europe, where earnings will benefit from a declining dollar.

Q:  PLEASE TELL US ABOUT LIBERTY MEDIA.

GABELLI: There will be a lot of acquisitions and financial transactions in the world of entertainment. Walt Disney and VIVENDI UNIVERSAL are thinking about transactions. I'll start with Vivendi, because it is the least controversial [general laughter]. The stock is around 17. There are 1.1 billion shares outstanding. We think the company is worth about 35 euros a share. We like their strategy. Vivendi has a very good business in wireless telecom in France. They could always pick up the phone and sell it to Vodafone. Canal Plus, their cable business in France and elsewhere in Europe, is wonderful. There's the entertainment business in the United States, which is terrific, particularly the sci-fi and cable-channel networks. Jean-Rene Fourtou, who succeeded Jean-Marie Messier, is liquefying the company. We've been buying the stock.

Time for Liberty Media and John Malone [the company's chairman]. Here's the math: 2.7 billion shares outstanding at 9 a share comes out to $25 billion in market value. Liberty is invested in other companies whose stocks are going to rise. Plus, it will benefit from more merger activity and more favorable regulations. It's got a great collection of assets.

Q:  WHAT HAPPENED TO MALONE? HE USED TO BE A GOOD INVESTOR.

GABELLI: Malone made the dumbest investments in the world. He invested in telecoms and made a lot of mistakes, but let's deal with the deck we have. It's a pretty interesting deck. Is he going to team up with Barry Diller to go after Vivendi? Is he going to put QVC and Home Shopping Network together? Is he going to do something with Bob Wright? Will he be in the forefront of the re-engineering of other companies? Whatever the case, the stock is cheap at 9, and gives you the equivalent of an active index fund in the media/entertainment area.

BLACK: What does he do with the company's AOL holding? [Liberty Media owns 170 million AOL Time Warner shares.] I own Liberty as well, and it's got a breakup value of $14 a share, conservatively speaking. But there's this huge holding in AOL.

GABELLI: AOL is driven by AOL. If it were just Time Warner, the stock would sell for a higher price. Those of us who owned Time Warner made a lot of money on this deal [the January 2001 merger of AOL and Time Warner], because our stock got up to 90-100, and we sold it. They marked it up, and we moved it down. We started buying it back around 18 to 21, and the stock is around 11-12 today. There are about 4.4 billion shares, times 12 a share, which is $50 billion in market value. It's got another $30 billion of debt, so that's an enterprise value of $80 billion. Looking at their non-AOL businesses, you get a value that is higher than $80 billion. Cash flow is very good. The company is planning to spin off Time Warner Cable. They'll buy Cablevision. You knew I would get that in today! [Gabelli predicted at the 2002 Roundtable that Cablevision eventually would be sold.] The question is, can they revitalize the company and maintain AOL's subscriber base? Can they continue to create new services that are unique at AOL? Can they get cash flow from transactions?

SAMBERG: And the answer is?

GABELLI: I don't know. I was never one pushing the AOL model.

Q:   THANKS MARIO. []

INVESTMENT SCORECARD

      In the fourth quarter, telecom stocks rallied strongly, with France Telecom, Sprint PCS, Qwest and Broadwing making our top-ten performance list and numerous other telecom holdings posting impressive gains. Media stocks including Cablevision Systems, PRIMEDIA, News Corp. and Young Broadcasting posted good gains. Beaten up "growth to value" stocks such as Xerox, Hewlett Packard and Halliburton also performed quite well. Our biggest laggards were from a grab bag of industry groups including defense (Northrop Grumman), consumer electronics (Hitachi) and manufacturing (GrafTech International).

      For the full year, our biggest winners also came from an eclectic group of industries including packaging (Crown Cork & Seal), auto parts (Tenneco
Automotive), gaming (Trump Hotel & Casino Resorts), aerospace/defense (Fairchild) and consumer products (Energizer Holdings). Despite strong fourth quarter performance, telecommunications stocks performed poorly for the full year. In general, our utilities stocks also disappointed with Duke Energy and El Paso retreating significantly.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

AMETEK INC. (AME - $38.49 - NYSE) is a leading global manufacturer of analytical instruments for the process, aerospace, power and industrial markets, and a leading producer of electric motors and blowers for the floor care, outdoor power equipment and consumer markets. The company has two operating groups:
Electronic Instruments and Electromechanical. In Electronic Instruments, the company continues to make acquisitions to augment growth. Recent acquisitions include EDAX Inc., and the Instruments for Research and Applied Science. These two companies measure physical properties such as metal purity, environmental monitoring and radiation detection. They have above average growth and are less cyclical than the general industrial economy. At the Electromechanical Group, AMETEK's key strategy is to reduce costs by increasing efficiency and moving non-core operations to low cost countries such as Mexico, the Czech Republic and China. The execution of these two strategies and the company's strong cash flow should enable AMETEK to show steady earnings growth.

AZTAR CORP. (AZR - $14.28 - NYSE) is a gaming company that owns and operates three casino hotels: Tropicana Casino and Resort in Atlantic City, New Jersey; Tropicana Resort and Casino in Las Vegas, Nevada; and Ramada Express Hotel and Casino in Laughlin, Nevada. Aztar also owns and operates two riverboat casinos in Caruthersville, Missouri and Evansville, Indiana.

BELO CORP. (BLC - $21.32 - NYSE), headquartered in Dallas, is a diversified media company with operations throughout the U.S. The company is the twelfth largest television broadcaster in the U.S. with nineteen television stations, reaching 15% of U.S. households. Belo also owns four daily newspapers, including THE DALLAS MORNING NEWS with daily circulation of over 500,000. Additionally, the company has local Internet sites and regional cable news networks. Belo is geographically focused in three clusters: Texas, the Southwest and the Northwest.

CABLEVISION SYSTEMS CORP. (CVC - $16.74 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art cable television services, professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves 3 million cable customers in the most important cable TV market -- New York.

Cablevision also owns and operates New York City's famed Madison Square Garden ("MSG"), which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. MSG operates Radio City Entertainment and holds a long-term lease for Radio City Music Hall, home of the world-famous Rockettes. In addition, Cablevision's Rainbow Media unit owns high-growth cable networks, including AMC, Women's Entertainment, IFC, and several Fox Regional Sports Networks.

CENTURYTEL INC. (CTL - $29.38 - NYSE), based in Monroe, Louisiana, is the eighth largest local telephone company in the U.S., with over 2.5 million access lines in the South and Midwest including recently closed acquisitions of 676,000 access lines from Verizon for $2.16 billion. Through acquisitions, CTL created clusters of rural telephone companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. In July 2001, the company received an unsolicited bid from ALLTEL Corp. (AT - $51.00 - NYSE) to acquire CenturyTel for $43 per share in cash and ALLTEL stock. CenturyTel management has rejected ALLTEL's offer but later on signed an agreement to sell its wireless operations to ALLTEL for $1.6 billion in cash. The sale of wireless business to ALLTEL and acquisition of lines from Verizon has re-positioned CenturyTel as a premiere pure-play rural local exchange carrier with over 2.5 million access lines.

DQE INC. (DQE - $15.24 - NYSE) is a consolidation play whose stock price fell sharply in the second quarter when the company came to market with a very large equity offering. DQE is the holding company for the electric utility in Pittsburgh called Duquesne Light. The company sold off nearly all of its power plants when the state of Pennsylvania moved toward utility deregulation a few years ago. DQE's back-to-basics strategy involves divesting non-utility businesses. DQE has an agreement to sell off its water utility business and plans to use the proceeds to pay down debt. DQE closed on the sale of its propane business in December 2002. The company is surrounded by several utilities that are much larger and we think that its relatively low stock price makes it an attractive takeover target.

FLOWERS FOODS INC. (FLO - $19.51 - NYSE) produces a wide array of fresh and frozen bakery goods, including breads, rolls and snack cakes, which are distributed through retail, foodservice and vending end channels. Despite only reaching about half of the U.S. population, Flowers' NATURE'S OWN brand is the number one selling soft variety bread in the U.S. On January 30, 2003 Flowers announced it had reached an agreement to sell its MRS. SMITH'S frozen dessert business to Schwan Food Company for approximately $240 million. The transaction will allow Flowers to better leverage its key strength in the production and direct-store-delivery of fresh baked products. Additionally, the company will focus on driving growth in snack cakes and frozen bread, which are distributed on a national basis.

HILTON HOTELS CORP. (HLT - $12.71 - NYSE) is recognized as one of the world's preeminent hospitality companies. Hilton develops, owns, manages and franchises hotels, resorts and vacation ownership properties. Hilton's hotel system includes approximately 2,000 properties totaling over 334,000 rooms worldwide. The company's hotel brands include Hilton, Hilton Garden Inn, Doubletree, Embassy Suites Hotels, Hampton Inn, Hampton Inn & Suites, Homewood Suites by Hilton, Conrad, and Harrison Conference Centers. Flagship properties include the Waldorf Astoria, the Hilton Chicago, the Hilton Hawaiian Village Beach Resort & Spa, and the Palmer House Hilton. HLT formalized a marketing alliance with the British company Hilton Group plc (HG.L - $2.69 - London Stock Exchange), owner of Hilton International, in January 1997 to reunite the Hilton name worldwide for the first time in over 30 years.

ITT INDUSTRIES INC. (ITT - $60.69 - NYSE) is a manufacturer of submersible pumps, defense electronics, connectors and switches and specialty products such as automotive tubing and leisure marine equipment. The company's multi-industry portfolio offers growth despite the current economic environment. As a result of the increase in the military budget, ITT's defense business is on a growth track. This group has a record backlog and programs are ramping up in avionics and systems. The water and wastewater market for submersible pumps continue to grow, driven by the demand for clean water. While demand for connectors and switches is weak, in part due to a weak telecommunications industry, the market appears to have stabilized. Demand for ITT's specialty products will follow the automotive and general economy. ITT's mix of businesses, strong balance sheet and substantial cash flow makes this an attractive investment.

KELLOGG CO. (K - $34.27 - NYSE), a producer of cereal and convenience foods, completed its largest acquisition in company history in March 2001 with the purchase of Keebler Foods Company. Keebler is the number two cookie and cracker producer in the United States. Along with Keebler's top brands, Kellogg acquired their direct store door ("DSD") delivery system, which is now being utilized for its own snack brands. Kellogg remains focused on the integration of Keebler and has placed a renewed emphasis on profitable sales growth and cash flow.
Kellogg's other food brands include Special K, Rice Krispies, Pop-Tarts, Nutri-Grain, Eggo, Cheez-It, Carr's, Morningstar Farms, Famous Amos and Kashi.

VIACOM INC. (VIA - $40.81 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including BET, VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions as reflected below.

                         FEBRUARY                           MARCH                APRIL
      1st Tuesday        Howard Ward                        Howard Ward          Howard Ward
      1st Wednesday      Walter Walsh & Laura Linehan       Caesar Bryan         Charles Minter & Martin Weiner
      2nd Wednesday      Caesar Bryan                       Susan Byrne          Susan Byrne
      3rd Wednesday      Elizabeth Lilly                    Henry Van der Eb     Ivan Arteaga
      4th Wednesday      Barbara Marcin                     Barbara Marcin       Walter Walsh & Laura Linehan
      5th Wednesday                                                              Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The economy will gain strength as the year progresses. The real wildcard is war with Iraq. Whatever the outcome of this uncertainty, the stimulative monetary and fiscal policy combined with the strong productivity of the past few years will help lift company profits. Businesses have cut costs dramatically, pared excess capacity and inventories and will be able to increase profits with any pickup in demand.

      In the past few years we have commented on valuations in the stock market -- at the end of 1999 we said they were beginning to "defy economic gravity." We were reminded this year that just as the market overshoots on the upside, investor distrust and disgust could cause prices to fall below a fair value. We believe that as the new year unfolds, the prices of the companies which performed poorly in 2002 are ignoring the underlying economic value and do not reflect the earnings power of their brands and franchises. We are more convinced that we have excellent values in your portfolio.

      2002 was the third consecutive year of losses for the S&P 500 Index. Although never pleased with negative performance, we are proud of the Fund's relative performance through one of the longest and most painful bear markets in history. For the three-year period concluding at year-end 2002, the Fund had an average annualized decline of 5.71%. This is certainly nothing to cheer about, but considering the S&P 500 Index's 14.54% average annualized loss over this period, we have done a rather commendable job. Value investing has worked, as it should, to preserve assets in a difficult market environment. We are confident it will also be productive in the more benign market climate we expect in the year ahead.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554). The Fund's Nasdaq symbol is GABAX. Please call us during the business day for further information.

                                              Sincerely,
                                              /S/MARIO J. GABELLI
                                              MARIO J. GABELLI, CFA
                                              Portfolio Manager and
                                              Chief Investment Officer
February 10, 2003

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                DECEMBER 31, 2002
AMETEK Inc.                                 Flowers Foods Inc.
Aztar Corp.                                 Hilton Hotels Corp.
Belo Corp.                                  ITT Industries Inc.
Cablevision Systems Corp.                   Kellogg Co.
DQE Inc.                                    Viacom Inc.
--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                     MARKET
    SHARES                                           COST             VALUE
   -------                                         -------         ----------
              COMMON STOCKS -- 97.4%
              AEROSPACE -- 1.4%
      85,000  Boeing Co. .....................  $    2,913,690   $    2,804,150
     168,000  Lockheed Martin Corp. ..........       4,376,933        9,702,000
      90,000  Northrop Grumman Corp. .........       5,536,641        8,730,000
                                                --------------   --------------
                                                    12,827,264       21,236,150
                                                --------------   --------------
              AGRICULTURE -- 0.6%
     640,000  Archer-Daniels-Midland Co. .....       9,058,565        7,936,000
      15,000  Delta & Pine Land Co. ..........         260,292          306,150
      35,529  Monsanto Co. ...................         556,992          683,933
                                                --------------   --------------
                                                     9,875,849        8,926,083
                                                --------------   --------------
              AUTOMOTIVE -- 0.6%
     210,000  General Motors Corp. ...........       9,007,315        7,740,600
      30,000  Volkswagen AG ..................       1,246,577        1,093,634
                                                --------------   --------------
                                                    10,253,892        8,834,234
                                                --------------   --------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 4.2%
      40,000  ArvinMeritor Inc. ..............         976,953          666,800
      62,000  BorgWarner Inc. ................       2,266,500        3,126,040
     125,000  CLARCOR Inc. ...................       1,777,793        4,033,750
     543,000  Dana Corp. .....................       8,599,971        6,385,680
     210,000  Federal-Mogul Corp.+ ...........         467,782           46,200
     650,000  GenCorp Inc. ...................       2,404,331        5,148,000
     500,000  Genuine Parts Co. ..............      12,026,034       15,400,000
     174,000  Johnson Controls Inc. ..........       5,816,471       13,949,580
     135,000  Midas Inc.+ ....................       1,741,653          868,050
     301,500  Modine Manufacturing Co. .......       7,070,919        5,330,520
      10,000  O'Reilly Automotive Inc.+ ......         307,600          252,900
     198,000  Scheib (Earl) Inc.+ ............       1,389,293          475,200
     210,000  Standard Motor Products
                Inc. .........................       3,040,437        2,730,000
      70,000  Superior Industries
                International Inc. ...........       1,780,210        2,895,200
     400,000  Tenneco Automotive Inc.+ .......       3,116,408        1,616,000
     100,000  TransPro Inc.+ .................         788,321          560,000
                                                --------------   --------------
                                                    53,570,676       63,483,920
                                                --------------   --------------
              AVIATION: PARTS AND SERVICES -- 1.5%
      70,000  Aviall Inc.+ ...................         686,212          563,500
     140,000  Curtiss-Wright Corp. ...........       1,715,013        8,934,800
      28,000  Curtiss-Wright Corp., Cl. B ....       1,906,523        1,744,400
     175,000  Fairchild Corp., Cl. A+ ........       1,152,482          868,000
      95,000  Kaman Corp., Cl. A .............       1,355,190        1,045,000
      45,000  Precision Castparts Corp. ......         784,394        1,091,250
     100,000  Sequa Corp., Cl. A+ ............       4,375,920        3,911,000
     104,000  Sequa Corp., Cl. B+ ............       5,351,790        4,654,000
                                                --------------   --------------
                                                    17,327,524       22,811,950
                                                --------------   --------------

                                                                     MARKET
    SHARES                                           COST             VALUE
   -------                                         -------         ----------
              BROADCASTING -- 1.4%
      20,000  Corus Entertainment Inc.,
                Cl. B+ .......................  $       64,982   $      239,907
      46,800  Fisher Communications
                Inc. .........................       2,793,877        2,467,296
     230,000  Granite Broadcasting
                Corp.+ .......................       1,109,343          471,500
     207,000  Gray Television Inc. ...........       2,661,209        2,018,250
      23,000  Gray Television Inc., Cl. A ....         271,331          272,550
     160,000  Grupo Televisa SA, ADR+ ........       4,358,326        4,468,800
     170,000  Liberty Corp. ..................       6,268,553        6,596,000
       5,000  LIN TV Corp., Cl. A+ ...........         110,000          121,750
     155,000  Paxson Communications
                Corp.+ .......................       1,614,014          319,300
     400,000  Television Broadcasts Ltd. .....       1,815,551        1,261,802
     215,000  Young Broadcasting Inc.,
                Cl. A+ .......................       4,806,890        2,831,550
                                                --------------   --------------
                                                    25,874,076       21,068,705
                                                --------------   --------------
              BUILDING AND CONSTRUCTION -- 0.5%
      80,111  Huttig Building Products
                Inc.+ ........................         243,014          228,316
     170,000  Nortek Holdings Inc.+ ..........       1,007,690        7,777,500
       4,333  Nortek Holdings Inc.,
                Special Common+ (a) ..........          59,049          198,235
                                                --------------   --------------
                                                     1,309,753        8,204,051
                                                --------------   --------------
              BUSINESS SERVICES -- 1.0%
     580,000  Cendant Corp.+ .................       6,561,968        6,078,400
     100,000  Ecolab Inc. ....................       1,876,865        4,950,000
      10,000  Imation Corp.+ .................         203,344          350,800
      66,500  Landauer Inc. ..................         412,456        2,310,875
     138,000  Nashua Corp.+ ..................       1,997,250        1,211,640
                                                --------------   --------------
                                                    11,051,883       14,901,715
                                                --------------   --------------
              CABLE -- 3.1%
   2,060,000  Cablevision Systems Corp.,
                Cl. A+ .......................      22,111,515       34,484,400
      30,000  Charter Communications Inc.,
                Cl. A+ .......................         138,876           35,400
     375,000  Comcast Corp., Cl. A+ ..........      11,152,679        8,838,750
      40,000  Comcast Corp., Cl. A,
                Special+ .....................         306,462          903,600
      60,000  Shaw Communications Inc.,
                Cl. B ........................         164,952          616,415
      80,000  Shaw Communications Inc.,
                Cl. B, Non-Voting ............         312,647          822,400
     500,000  UnitedGlobalCom Inc.,
                Cl. A+ .......................       4,107,680        1,200,000
                                                --------------   --------------
                                                    38,294,811       46,900,965
                                                --------------   --------------

                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                     MARKET
    SHARES                                           COST             VALUE
   -------                                         -------         ----------
              COMMON STOCKS (CONTINUED)
              CLOSED END FUNDS -- 0.1%
      82,000  Royce Value Trust Inc. .........  $      930,621   $    1,086,500
                                                --------------   --------------
              COMMUNICATIONS EQUIPMENT -- 0.5%
     300,000  Allen Telecom Inc.+ ............       1,804,182        2,841,000
     608,000  Corning Inc.+ ..................       4,685,928        2,012,480
     900,000  Lucent Technologies Inc.+ ......       5,098,038        1,134,000
     190,000  Motorola Inc. ..................       2,013,581        1,643,500
     270,000  Nortel Networks Corp.+ .........       1,439,204          434,700
                                                --------------   --------------
                                                    15,040,933        8,065,680
                                                --------------   --------------
              COMPUTER HARDWARE -- 0.1%
      25,000  Hewlett-Packard Co. ............         701,195          434,000
      45,000  Xerox Corp.+ ...................         596,994          362,250
                                                --------------   --------------
                                                     1,298,189          796,250
                                                --------------   --------------
              COMPUTER SOFTWARE AND SERVICES -- 0.2%
      25,000  Computer Associates
                International Inc. ...........         458,937          337,500
      45,000  Electronic Data Systems
                Corp. ........................         623,544          829,350
     245,000  EMC Corp.+ .....................       3,618,537        1,504,300
      48,000  Jupitermedia Corp.+ ............         241,259          119,520
                                                --------------   --------------
                                                     4,942,277        2,790,670
                                                --------------   --------------
              CONSUMER PRODUCTS -- 6.1%
      20,000  Alberto-Culver Co., Cl. A ......         739,719          971,800
       3,000  Alberto-Culver Co., Cl. B ......         128,195          151,200
      11,000  Christian Dior SA ..............         307,335          370,179
     200,000  Church & Dwight Co. Inc. .......       1,977,337        6,086,000
       1,000  Clorox Co. .....................          30,050           41,250
      60,000  Department 56 Inc.+ ............         651,832          774,000
      89,000  Eastman Kodak Co. ..............       2,643,997        3,118,560
     375,000  Energizer Holdings Inc.+ .......       5,992,408       10,462,500
     135,000  Fortune Brands Inc. ............       3,151,093        6,278,850
     325,000  Gallaher Group plc, ADR ........       5,166,820       12,740,000
     425,000  Gillette Co. ...................      12,683,726       12,903,000
       1,500  Givaudan SA ....................         408,522          672,602
      80,000  Harley-Davidson Inc. ...........         198,900        3,696,000
      44,000  International Flavors
                & Fragrances Inc. ............         789,624        1,544,400
     240,000  Mattel Inc. ....................       3,483,830        4,596,000
      40,000  Maytag Corp. ...................       1,195,382        1,140,000
      68,000  National Presto Industries
                Inc. .........................       2,314,244        1,997,840
     100,000  Philip Morris Companies Inc. ...       4,045,802        4,053,000
     200,000  Procter & Gamble Co. ...........      13,978,541       17,188,000
      10,000  Rothmans Inc. ..................         209,547          183,127
      10,000  Syratech Corp.+ ................           2,000            2,550
     190,000  Wolverine World Wide Inc. ......       2,650,804        2,870,900
                                                --------------   --------------
                                                    62,749,708       91,841,758
                                                --------------   --------------

                                                                     MARKET
    SHARES                                           COST             VALUE
   -------                                         -------         ----------
              CONSUMER SERVICES -- 2.5%
         400  eBay Inc.+ .....................  $       24,652   $       27,128
     400,000  Rollins Inc. ...................       6,380,114       10,180,000
   1,180,000  USA Interactive Inc.+ ..........       8,754,915       27,045,600
                                                --------------   --------------
                                                    15,159,681       37,252,728
                                                --------------   --------------
              DIVERSIFIED INDUSTRIAL -- 5.5%
     195,000  Acuity Brands Inc. .............       3,431,022        2,640,300
       5,000  Anixter International Inc.+ ....          45,044          116,250
      50,000  Chemed Corp. ...................       1,509,519        1,767,500
     190,000  Cooper Industries Ltd.,
                Cl. A ........................       7,825,845        6,925,500
     440,000  Crane Co. ......................       6,900,968        8,769,200
     110,000  Gardner Denver Inc.+ ...........       1,627,876        2,233,000
     259,900  GATX Corp. .....................       5,995,371        5,930,918
       3,000  General Electric Co. ...........          24,686           73,050
     220,000  Greif Bros. Corp., Cl. A .......       4,752,946        5,236,000
      30,000  Harbor Global Co. Ltd. .........         121,875          204,000
     374,000  Honeywell International Inc. ...      12,497,288        8,976,000
     315,000  ITT Industries Inc. ............       9,860,508       19,117,350
     150,000  Katy Industries Inc.+ ..........       1,369,925          516,000
     310,000  Lamson & Sessions Co.+ .........       1,697,032          998,200
      29,000  MagneTek Inc.+ .................         281,037          128,760
     225,000  Myers Industries Inc. ..........       1,557,014        2,407,500
      20,000  National Service Industries
                Inc. .........................         308,715          143,600
      58,000  Pentair Inc. ...................       1,662,477        2,003,900
     260,000  Sensient Technologies Corp. ....       4,946,924        5,842,200
      92,000  Smiths Group plc ...............       1,033,103        1,030,122
       1,500  Sulzer AG+ .....................         305,722          203,950
     155,000  Thomas Industries Inc. .........       1,971,325        4,039,300
      80,000  Trinity Industries Inc. ........         977,970        1,516,800
     135,000  Tyco International Ltd. ........       2,093,555        2,305,800
                                                --------------   --------------
                                                    72,797,747       83,125,200
                                                --------------   --------------
              ELECTRONICS -- 1.0%
     490,019  Agere Systems Inc., Cl. B+ .....       1,747,431          686,027
       2,400  Fargo Electronics+ .............          17,016           20,928
       3,000  Hitachi Ltd., ADR ..............         172,200          111,750
      13,000  Kyocera Corp., ADR .............         448,062          742,950
      20,000  Molex Inc., Cl. A ..............         605,900          397,800
     500,000  Oak Technology Inc.+ ...........       1,953,808        1,325,000
     104,000  Sony Corp., ADR ................       5,037,212        4,296,240
     140,000  Texas Instruments Inc. .........       3,863,216        2,101,400
     300,000  Thomas & Betts Corp.+ ..........       5,602,016        5,070,000
                                                --------------   --------------
                                                    19,446,861       14,752,095
                                                --------------   --------------
              ENERGY AND UTILITIES -- 6.1%
      35,000  AES Corp.+ .....................         172,219          105,700
     128,000  AGL Resources Inc. .............       2,252,605        3,110,400
     240,000  BP plc, ADR ....................       6,441,908        9,756,000
      38,000  Brown (Tom) Inc.+ ..............         613,895          953,800
     125,000  Burlington Resources Inc. ......       4,842,969        5,331,250

                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                     MARKET
    SHARES                                           COST             VALUE
   -------                                         -------         ----------
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES (CONTINUED)
      22,000  CH Energy Group Inc. ...........  $      913,575   $    1,025,860
     160,000  ChevronTexaco Corp. ............       8,618,042       10,636,800
      93,540  ConocoPhillips .................       5,458,676        4,526,400
      20,000  Constellation Energy Group
                Inc. .........................         484,262          556,400
      60,000  Devon Energy Corp. .............       1,603,594        2,754,000
      70,000  DPL Inc. .......................       1,441,894        1,073,800
     100,000  DQE Inc. .......................       1,554,568        1,524,000
      25,000  DTE Energy Co. .................       1,074,227        1,160,000
     595,000  Duke Energy Corp. ..............      10,918,250       11,626,300
     170,000  El Paso Corp. ..................       2,550,502        1,183,200
     285,000  El Paso Electric Co.+ ..........       3,293,306        3,135,000
      94,000  Energy East Corp. ..............       1,933,002        2,076,460
      55,000  EOG Resources Inc. .............         503,772        2,195,600
     310,000  Exxon Mobil Corp. ..............       6,624,170       10,831,400
       6,000  FPL Group Inc. .................         323,158          360,780
      16,625  GlobalSantaFe Corp. ............         413,738          404,320
      60,000  Halliburton Co. ................         573,911        1,122,600
      56,359  Kerr-McGee Corp. ...............       3,140,795        2,496,704
      85,000  Mirant Corp.+ ..................         808,736          160,650
     180,000  NiSource Inc.+ .................         360,000          399,600
     140,000  Northeast Utilities ............       2,864,281        2,123,800
     100,000  Progress Energy Inc.,
                CVO+ .........................          52,000           16,000
       7,500  Royal Dutch Petroleum Co. ......         317,555          330,150
      23,500  SJW Corp. ......................       2,329,983        1,834,175
     325,000  Southwest Gas Corp. ............       5,939,311        7,621,250
      65,000  TXU Corp. ......................       1,233,418        1,214,200
      13,500  UIL Holdings Corp. .............         589,570          470,745
                                                --------------   --------------
                                                    80,241,892       92,117,344
                                                --------------   --------------
              ENTERTAINMENT -- 7.7%
     950,000  AOL Time Warner Inc.+ ..........      12,123,948       12,445,000
      18,000  Ascent Media Group Inc.,
                Cl. A+ .......................          71,668           20,160
      19,406  EMI Group plc ..................          75,408           43,426
     200,000  EMI Group plc, ADR .............       1,770,972          895,100
     125,000  Fox Entertainment Group
                Inc., Cl. A+ .................       2,964,606        3,241,250
     200,000  GC Companies Inc.+ .............         218,000           36,000
     260,000  Gemstar-TV Guide
                International Inc.+ ..........       1,110,162          845,000
   4,650,000  Liberty Media Corp., Cl. A+ ....      14,100,287       41,571,000
     400,000  Metro-Goldwyn-Mayer
                Inc.+ ........................       6,662,143        5,200,000
      14,000  Regal Entertainment
                          Group, Cl. A .......         266,000          299,880
     260,000  Six Flags Inc.+ ................       2,232,074        1,484,600
     480,000  The Walt Disney Co. ............      10,283,935        7,828,800
     835,000  Viacom Inc., Cl. A+ ............      20,051,192       34,076,350

                                                                     MARKET
    SHARES                                           COST             VALUE
   -------                                         -------         ----------
     403,000  Vivendi Universal SA, ADR ......  $    9,264,846   $    6,476,210
      48,000  World Wrestling
                Entertainment Inc.+ ..........         526,905          386,400
                                                --------------   --------------
                                                    81,722,146      114,849,176
                                                --------------   --------------
              ENVIRONMENTAL SERVICES -- 1.2%
     150,000  Allied Waste Industries
                Inc.+ ........................       1,450,811        1,500,000
     300,000  Republic Services Inc.+ ........       3,560,581        6,294,000
     440,000  Waste Management Inc. ..........       8,260,225       10,084,800
                                                --------------   --------------
                                                   13,271,617        17,878,800
                                                --------------   --------------
              EQUIPMENT AND SUPPLIES -- 7.0%
     306,500  AMETEK Inc. ....................       3,575,430       11,797,185
       7,000  Amphenol Corp., Cl. A+ .........         102,713          266,000
      70,000  Caterpillar Inc. ...............         927,858        3,200,400
     105,000  CIRCOR International Inc. ......         907,143        1,669,500
     190,000  Crown Cork & Seal Co. Inc.+ ....         856,577        1,510,500
     100,000  CTS Corp. ......................         366,271          775,000
       3,000  Danaher Corp. ..................         106,619          197,100
     400,000  Deere & Co. ....................       6,703,065       18,340,000
     215,000  Donaldson Co. Inc. .............       1,620,127        7,740,000
     191,150  Fedders Corp. ..................         881,822          540,955
     490,000  Flowserve Corp.+ ...............       7,477,754        7,247,100
     170,000  Gerber Scientific Inc.+ ........       1,650,756          690,200
     218,000  GrafTech International Ltd.+ ...       3,404,903        1,299,280
     460,000  IDEX Corp. .....................       4,125,297       15,042,000
      12,000  Ingersoll-Rand Co., Cl. A ......         501,720          516,720
      90,000  Lufkin Industries Inc. .........       1,619,261        2,110,500
      18,000  Manitowoc Co. Inc. .............         131,305          459,000
      30,000  Met-Pro Corp. ..................         368,394          434,400
     595,000  Navistar International Corp.+ ..      11,499,660       14,464,450
      30,000  PACCAR Inc. ....................         522,021        1,383,900
      10,000  Sealed Air Corp.+ ..............         168,679          373,000
     215,000  SPS Technologies Inc.+ .........       4,117,801        5,106,250
     140,000  Sybron Dental Specialties
                Inc.+ ........................       2,655,165        2,079,000
      30,000  Valmont Industries Inc. ........         242,908          582,000
     435,000  Watts Industries Inc., Cl. A ...       5,006,660        6,846,900
     120,000  Weir Group plc .................         504,947          407,631
                                                --------------   --------------
                                                    60,044,856      105,078,971
                                                --------------   --------------
              FINANCIAL SERVICES -- 5.3%
      25,000  Aegon NV, ADR ..................         425,323          320,750
           1  Al-Zar Ltd.+ (a) ...............               0              140
      14,000  Alleghany Corp. ................       2,638,614        2,485,000
      40,000  Allstate Corp. .................         905,355        1,479,600
     310,000  American Express Co. ...........       5,642,655       10,958,500
      65,000  Argonaut Group Inc. ............       1,723,146          958,750
      50,000  Bank of New York Co. Inc. ......       1,829,456        1,198,000
      65,000  Bank One Corp. .................       1,844,977        2,375,750
         220  Berkshire Hathaway Inc.,
                Cl. A+ .......................         874,549       16,005,000


                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                     MARKET
    SHARES                                           COST             VALUE
   -------                                         -------         ----------
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
      50,000  BKF Capital Group Inc.+ ........  $      933,375   $      882,500
      25,000  Block (H&R) Inc. ...............         478,832        1,005,000
      80,000  CIT Group Inc. .................       1,586,792        1,568,000
      38,000  Commerzbank AG .................         676,901          297,071
     120,000  Commerzbank AG, ADR ............       2,671,820          946,920
     155,000  Deutsche Bank AG, ADR ..........       7,004,175        7,041,650
      15,000  FleetBoston Financial Corp. ....         314,250          364,500
       9,000  Lehman Brothers Holdings
                Inc. .........................          81,225          479,610
      50,000  Leucadia National Corp. ........       1,330,044        1,865,500
     100,000  Mellon Financial Corp. .........       3,451,608        2,611,000
      25,000  Merrill Lynch & Co. Inc. .......       1,030,220          948,750
      40,000  Metris Companies Inc. ..........         365,604           98,800
     400,000  Midland Co. ....................       2,053,108        7,600,000
       2,000  MONY Group Inc. ................          57,225           47,880
     210,000  Phoenix Companies Inc. .........       3,258,583        1,596,000
       2,500  Prudential Financial Inc. ......          68,750           79,350
      56,000  Schwab (Charles) Corp. .........         710,425          607,600
      60,000  St. Paul Companies Inc. ........       2,059,334        2,043,000
      84,000  State Street Corp. .............         629,075        3,276,000
      30,000  Stilwell Financial Inc. ........         536,930          392,100
      20,000  SunTrust Banks Inc. ............         424,879        1,138,400
      30,000  T. Rowe Price Group Inc. .......       1,012,984          818,400
      18,000  Travelers Property Casualty
                Corp., Cl. A+ ................         291,000          263,700
       3,000  UBS AG+ ........................         137,995          144,360
      10,000  Unitrin Inc. ...................         359,770          292,200
       8,500  Value Line Inc. ................         136,515          369,240
     185,000  Wachovia Corp. .................       5,855,018        6,741,400
      50,000  Waddell & Reed Financial
                Inc., Cl. A ..................       1,065,176          983,500
                                                --------------   --------------
                                                    54,465,688       80,283,921
                                                --------------   --------------
              FOOD AND BEVERAGE -- 9.8%
      16,700  Brau und Brunnen AG+ ...........         221,760          841,160
     224,000  Brown-Forman Corp., Cl. A ......      10,120,531       15,008,000
       3,000  Cadbury Schweppes plc,
                ADR ..........................          91,431           76,830
     113,100  Campbell Soup Co. ..............       3,161,526        2,654,457
     105,000  Coca-Cola Co. ..................       3,236,639        4,601,100
      10,000  Coca-Cola Enterprises Inc. .....         154,389          217,200
      25,000  ConAgra Foods Inc. .............         480,797          625,250
     260,000  Corn Products International
                Inc. .........................       6,678,348        7,833,800
      87,087  Del Monte Foods Co.+ ...........         733,393          670,570
     318,000  Diageo plc, ADR ................      11,903,832       13,928,400
       7,400  Farmer Brothers Co. ............         975,514        2,286,600
     192,060  Flowers Foods Inc. .............       2,673,954        3,747,091
     240,000  General Mills Inc. .............       6,475,473       11,268,000

                                                                     MARKET
    SHARES                                           COST             VALUE
   -------                                         -------         ----------
     350,000  Grupo Bimbo SA de CV,
                Ser. A .......................  $      746,933   $      514,765
      10,000  Hain Celestial Group Inc.+ .....         141,134          152,000
     195,000  Heinz (H.J.) Co. ...............       7,076,965        6,409,650
      57,000  Hershey Foods Corp. ............       1,937,482        3,844,080
     425,000  Kellogg Co. ....................      0,349,148        14,564,750
     100,000  Kerry Group plc, Cl. A .........       1,179,129        1,316,107
      33,000  LVMH Moet Hennessy
                Louis Vuitton SA .............       1,150,670        1,355,709
       2,500  Nestle SA ......................         531,752          529,764
   1,088,000  PepsiAmericas Inc. .............      13,785,693       14,611,840
     400,000  PepsiCo Inc. ...................      10,263,811       16,888,000
     145,000  Ralcorp Holdings Inc.+ .........       2,102,633        3,645,300
      15,000  Sara Lee Corp. .................         306,600          337,650
      23,000  Smucker (J.M.) Co. .............         630,328          915,630
     143,221  Tootsie Roll Industries Inc. ...       2,040,681        4,394,020
     249,000  Wrigley (Wm.) Jr. Co. ..........       7,564,004       13,665,120
                                                --------------   --------------
                                                   106,714,550      146,902,843
                                                --------------   --------------
              HEALTH CARE -- 2.6%
      16,000  Abbott Laboratories ............         592,700          640,000
      48,000  Amgen Inc.+ ....................         220,320        2,320,320
      25,000  Apogent Technologies Inc.+ .....         494,908          520,000
      36,000  Biogen Inc.+ ...................         270,450        1,442,160
     160,000  Bristol-Myers Squibb Co. .......       4,865,651        3,704,000
       5,000  Centerpulse AG+ ................         324,089          871,489
      40,000  Chiron Corp.+ ..................         550,315        1,504,000
       9,000  GlaxoSmithKline plc, ADR .......         493,320          337,140
      25,000  Inverness Medical
                Innovations Inc.+ ............         424,748          328,750
      53,520  Invitrogen Corp.+ ..............       2,693,651        1,674,641
      60,000  Johnson & Johnson ..............         624,750        3,222,600
     155,000  Merck & Co. Inc. ...............       5,092,182        8,774,550
     290,000  Pfizer Inc. ....................       2,928,666        8,865,300
      45,000  Pharmacia Corp. ................       1,667,225        1,881,000
      45,000  Schering-Plough Corp. ..........       1,285,380          999,000
       8,000  VISX Inc.+ .....................         143,334           76,640
      70,000  Women First HealthCare
                Inc.+ ........................         124,375          319,270
      50,000  Wyeth ..........................       1,955,104        1,870,000
       2,200  Zimmer Holdings Inc.+ ..........          57,028           91,344
                                                --------------   --------------
                                                    24,808,196       39,442,204
                                                --------------   --------------
              HOTELS AND GAMING -- 2.5%
      84,300  Aztar Corp.+ ...................         815,374        1,203,804
     100,000  Boca Resorts Inc., Cl. A+ ......         930,944        1,070,000
     410,000  Gaylord Entertainment Co.+ .....      10,874,285        8,446,000
      40,000  GTECH Holdings Corp.+ ..........         404,713        1,114,400
      12,000  Harrah's Entertainment
                Inc.+ ........................         113,002          475,200
   2,750,000  Hilton Group plc ...............       9,857,105        7,393,544
     780,000  Hilton Hotels Corp. ............       8,916,029        9,913,800

                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                     MARKET
    SHARES                                           COST             VALUE
   -------                                         -------         ----------
              COMMON STOCKS (CONTINUED)
              HOTELS AND GAMING (CONTINUED)
      65,000  Mandalay Resort Group+ .........  $      826,584   $    1,989,650
      30,000  MGM Mirage+ ....................         755,882          989,100
     220,000  Park Place Entertainment
                Corp.+ .......................       1,231,329        1,848,000
     140,000  Starwood Hotels & Resorts
                Worldwide Inc. ...............       3,635,299        3,323,600
      60,000  Trump Hotels & Casino
                Resorts Inc.+ ................         256,680          156,000
                                                --------------   --------------
                                                    38,617,226       37,923,098
                                                --------------   --------------
              METALS AND MINING -- 1.5%
      52,000  Alcoa Inc. .....................       1,399,132        1,184,560
     259,000  Barrick Gold Corp. .............       3,360,500        3,991,190
     300,000  Echo Bay Mines Ltd.+ ...........         371,625          378,000
     500,000  Newmont Mining Corp. ...........       9,300,198       14,515,000
     170,000  Placer Dome Inc. ...............       1,576,429        1,955,000
     250,000  Royal Oak Mines Inc.+ ..........         654,847            1,750
       2,000  TVX Gold Inc.+ .................          38,500           31,440
                                                --------------   --------------
                                                    16,701,231       22,056,940
                                                --------------   --------------
              PAPER AND FOREST PRODUCTS -- 0.4%
     205,000  MeadWestvaco Corp. .............       5,700,704        5,065,550
      10,000  Rayonier Inc. ..................         465,432          452,500
                                                --------------   --------------
                                                     6,166,136        5,518,050
                                                --------------   --------------
              PUBLISHING -- 5.8%
     225,000  Belo Corp., Cl. A ..............       4,060,533        4,797,000
      22,000  Dow Jones & Co. Inc. ...........       1,000,419          951,060
      20,000  EMAP plc .......................         224,148          240,844
      50,000  Lee Enterprises Inc. ...........       1,152,425        1,676,000
      60,000  McClatchy Co., Cl. A ...........       1,240,718        3,403,800
     140,000  McGraw-Hill Companies Inc. .....       2,576,918        8,461,600
     388,900  Media General Inc., Cl. A ......      10,988,626       23,314,555
      80,000  Meredith Corp. .................       1,650,283        3,288,800
     132,000  New York Times Co., Cl. A ......       1,094,267        6,036,360
      14,000  News Corp. Ltd., ADR ...........         246,049          367,500
     500,000  PRIMEDIA Inc.+ .................       2,550,607        1,030,000
     130,000  Pulitzer Inc. ..................       5,657,829        5,843,500
     207,400  Reader's Digest Association
                Inc. .........................       4,208,157        3,131,740
     125,000  Scripps  (E.W.) Co.,  Cl. A ....       7,817,207        9,618,750
      94,640  Seat-Pagine Gialle SpA+ ........         198,816           64,452
     120,000  Thomas Nelson Inc.+ ............       1,535,734        1,202,400
     292,550  Tribune Co. ....................      10,190,258       13,299,323
                                                --------------   --------------
                                                    56,392,994       86,727,684
                                                --------------   --------------
              REAL ESTATE -- 1.4%
     380,000  Catellus Development
                Corp.+ .......................       3,729,126        7,543,000
      48,000  Florida East Coast Industries
              Inc., Cl. A ....................         631,838        1,113,600

                                                                     MARKET
    SHARES                                           COST             VALUE
   -------                                         -------         ----------
      72,082  Florida East Coast Industries
              Inc., Cl. B ....................  $    1,224,423   $    1,590,850
      88,000  Griffin Land & Nurseries
                Inc.+ ........................       1,143,929        1,275,120
       3,961  HomeFed Corp.+ .................             709            5,743
     312,000  St. Joe Co. ....................       2,376,837        9,360,000
                                                --------------   --------------
                                                     9,106,862       20,888,313
                                                --------------   --------------
              RETAIL -- 2.4%
      25,000  Aaron Rents Inc. ...............         104,880          547,000
      27,000  Aaron Rents Inc., Cl. A ........         287,231          618,300
     198,000  Albertson's Inc. ...............       4,319,615        4,407,480
     510,000  AutoNation Inc.+ ...............       5,353,278        6,405,600
      50,000  Blockbuster Inc., Cl. A ........         493,749          612,500
     155,000  Burlington Coat Factory
                Warehouse Corp. ..............       1,791,802        2,782,250
       4,000  Coldwater Creek Inc.+ ..........          50,700           76,800
     140,000  Kroger Co.+ ....................         818,000        2,163,000
     171,000  Lillian Vernon Corp. ...........       2,451,292          701,100
     660,000  Neiman Marcus Group Inc.,
                Cl. B+ .......................      15,984,491       18,037,800
      75,000  Rite Aid Corp.+ ................         261,563          183,750
      10,000  Safeway Inc.+ ..................         235,000          233,600
                                                --------------   --------------
                                                    32,151,601       36,769,180
                                                --------------   --------------
              SATELLITE -- 0.2%
     250,000  General Motors Corp.,
                Cl. H+ .......................       5,530,005        2,675,000
     210,000  Loral Space &
                Communications Ltd.+ .........         392,795           90,300
                                                --------------   --------------
                                                     5,922,800        2,765,300
                                                --------------   --------------
              SPECIALTY CHEMICALS -- 1.8%
     434,000  Ferro Corp. ....................       7,006,970       10,602,620
     120,000  Fuller (H.B.) Co. ..............       2,014,683        3,105,600
     105,000  General Chemical Group
                Inc.+ ........................         512,274           65,100
     150,000  Great Lakes Chemical Corp. .....       4,162,526        3,582,000
     350,000  Hercules Inc.+ .................       5,672,696        3,080,000
     211,800  Material Sciences Corp.+ .......       1,869,543        2,740,692
     630,000  Omnova Solutions Inc.+ .........       1,986,506        2,538,900
      50,000  Rohm and Haas Co. ..............       1,362,470        1,624,000
                                                --------------   --------------
                                                    24,587,668       27,338,912
                                                --------------   --------------
              TELECOMMUNICATIONS -- 7.5%
      90,000  ALLTEL Corp. ...................       2,757,227        4,590,000
     210,000  AT&T Corp. .....................       6,855,403        5,483,100
     245,000  BCE Inc. .......................       5,979,010        4,412,450
     120,000  BellSouth Corp. ................       4,215,234        3,104,400
      14,000  Brasil Telecom Participacoes
                SA, ADR ......................         810,959          353,500
     560,000  Broadwing Inc.+ ................       5,002,599        1,971,200
     300,000  BT Group plc ...................       1,190,878          941,801

                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                     MARKET
    SHARES                                           COST             VALUE
   -------                                         -------         ----------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
      32,000  BT Group plc, ADR ..............  $    1,253,427   $    1,002,560
     540,000  CenturyTel Inc. ................       6,558,950       15,865,200
     360,000  Citizens Communications
                Co.+ .........................       3,651,435        3,798,000
     299,000  Commonwealth Telephone
                Enterprises Inc.+ ............       5,122,115       10,716,160
      35,000  Commonwealth Telephone
                Enterprises Inc., Cl. B+ .....         347,445        1,286,250
     130,000  Deutsche Telekom AG, ADR .......       1,788,294        1,651,000
      58,000  France Telecom SA, ADR .........       1,347,892        1,030,660
   2,540,000  Qwest Communications
                International Inc.+ ..........      12,619,459       12,700,000
      30,000  RCN Corp.+ .....................         210,752           15,900
      10,000  Rogers Communications Inc.,
                Cl. B+ .......................          77,553           92,798
     430,000  Rogers Communications Inc.,
                Cl. B, ADR+ ..................       4,257,815        4,033,400
     198,000  SBC Communications Inc. ........       6,613,907        5,367,780
     420,000  Sprint Corp. - FON Group .......       6,101,769        6,081,600
      10,000  Swisscom AG, ADR ...............         304,000          285,100
      75,403  Tele Norte Leste
                Participacoes SA, ADR ........       1,032,454          554,212
     500,000  Telecom Italia SpA .............       1,032,880        3,793,404
     105,600  Telecom Italia SpA, ADR ........       2,347,256        8,023,488
      92,897  Telefonica SA, ADR+ ............       3,545,922        2,468,273
      12,080  Telefonica SA, BDR+ ............         152,285          107,491
      20,000  Telefonos de Mexico SA
                de CV, Cl. L, ADR ............         171,746          639,600
      37,500  TELUS Corp. ....................         658,391          414,219
      21,500  TELUS Corp., ADR ...............         385,712          237,486
     285,000  Verizon Communications
                 Inc. ........................       9,170,405       11,043,750
                                                --------------   --------------
                                                    95,563,174      112,064,782
                                                --------------   --------------
              TRANSPORTATION -- 0.1%
      85,000  AMR Corp.+ .....................       1,245,603          561,000
      50,000  Grupo TMM SA de CV,
                Cl. A, ADR+ ..................         391,821          257,500
       4,000  Kansas City Southern+ ..........           7,317           48,000
       4,000  Providence & Worcester
                Railroad Co. .................          44,669           31,000
       3,000  Ryder System Inc. ..............          57,714           67,320
                                                --------------   --------------
                                                     1,747,124          964,820
                                                --------------   --------------
              WIRELESS COMMUNICATIONS -- 3.8%
      75,000  America Movil SA de CV,
                Cl. L, ADR ...................       1,171,749        1,077,000
     473,999  AT&T Wireless  Services
                Inc.+ ........................       5,848,209        2,678,094

                                                                     MARKET
    SHARES                                           COST             VALUE
   -------                                         -------         ----------
     120,000  Leap Wireless International
                Inc.+ ........................  $      164,145   $       18,000
     350,000  mm02 plc+ ......................         408,010          249,336
     155,000  mm02 plc, ADR+ .................       1,712,876        1,108,250
     270,000  Nextel Communications Inc.,
                Cl. A+ .......................       4,041,959        3,118,500
      95,000  Nextel Partners Inc., Cl. A+ ...       1,068,035          576,650
      60,000  Price Communications
                Corp.+ .......................       1,038,851          829,800
     260,000  Rogers Wireless
                Communications Inc.,
                Cl. B+ .......................       4,360,965        2,288,000
     693,000  Sprint Corp. - PCS Group+ ......       7,174,598        3,035,340
       6,750  Tele Celular Sul
                Participacoes SA, ADR ........         107,916           53,055
      22,500  Tele Centro Oeste Celular
                Participacoes SA, ADR ........          67,447           90,000
       1,350  Tele Leste Celular
                Participacoes SA, ADR ........          36,110            8,505
       3,375  Tele Nordeste Celular
                Participacoes SA, ADR ........          49,807           51,637
       1,350  Tele Norte Celular
                Participacoes SA, ADR+ .......          20,857            6,278
   1,800,000  Telecom Italia Mobile SpA ......       1,661,796        8,216,418
       3,375  Telemig Celular
                Participacoes SA, ADR ........          97,539           57,038
     692,000  Telephone & Data Systems
                Inc. .........................      25,835,813       32,537,840
      27,000  Telesp Celular Participacoes
                SA, ADR+ .....................         863,327           82,350
      22,000  Vodafone Group plc, ADR ........         325,457          398,640
                                                --------------   --------------
                                                    56,055,466       56,480,731
                                                --------------   --------------
              TOTAL COMMON
                STOCKS .......................   1,137,032,972    1,462,129,723
                                                --------------   --------------
              PREFERRED STOCKS -- 4.0%
              AEROSPACE -- 0.2%
      30,000  Northrop Grumman Corp.,
                7.000% Cv. Pfd., Ser. B ......       3,495,600        3,700,800
                                                --------------   --------------
              METALS AND MINING -- 0.0%
      15,000  Freeport-McMoRan Copper
                & Gold Inc.,
                7.000% Cv. Pfd. ..............         272,500          291,600
                                                --------------   --------------
              PUBLISHING -- 3.7%
   2,450,000  News Corp. Ltd., Pfd., ADR .....      34,146,732       55,492,500
                                                --------------   --------------

                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                     MARKET
    SHARES                                           COST             VALUE
   -------                                         -------         ----------
              PREFERRED STOCKS (CONTINUED)
              TELECOMMUNICATIONS -- 0.1%
      20,000  Citizens Communications Co.,
                5.000% Cv. Pfd. ..............  $      996,562   $      950,000
                                                --------------   --------------
              WIRELESS COMMUNICATIONS -- 0.0%
   7,686,101  Telesp Celular Participacoes
                SA, Pfd.+ ....................          60,929            9,227
                                                --------------   --------------
              TOTAL PREFERRED
                STOCKS .......................      38,972,323       60,444,127
                                                --------------   --------------
    PRINCIPAL
     AMOUNT
     ------
              CORPORATE BONDS -- 0.3%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
 $ 1,300,000   Standard Motor Products Inc.,
                Sub. Deb. Cv.,
                6.750%, 07/15/09 .............       1,200,710        1,005,875
                                                --------------   --------------
              CABLE -- 0.0%
   1,200,000   Charter Communications
                Inc., Cv.,
                4.750%, 06/01/06 .............         698,271          220,500
                                                --------------   --------------
              ELECTRONICS -- 0.2%
   3,000,000   Agere Systems Inc.,
                Sub. Deb. Cv.,
                6.500%, 12/15/09 .............       2,910,551        2,351,250
     500,000  Oak Industries Inc.,
                Sub. Deb. Cv.,
                4.875%, 03/01/08 .............         316,113          303,750
                                                --------------   --------------
                                                     3,226,664        2,655,000
                                                --------------   --------------
              TOTAL CORPORATE
                BONDS ........................       5,125,645        3,881,375
                                                --------------   --------------
              TOTAL
                INVESTMENTS -- 101.7% ........  $1,181,130,940    1,526,455,225
                                                ==============
              OTHER ASSETS AND
                LIABILITIES (NET) -- (1.7)%                         (25,035,193)
                                                                 --------------
              NET ASSETS -- 100.0% ...........................   $1,501,420,032
                                                                 ==============

   PRINCIPAL                                     SETTLEMENT     NET UNREALIZED
    AMOUNT                                          DATE         APPRECIATION
   -------                                         -------         ----------
FORWARD FOREIGN EXCHANGE CONTRACTS -- 0.0%
 20,500,000(b) Deliver Hong Kong Dollars
               in exchange for
               USD 2,627,026 .................        08/01/03           $1,306
                                                                         ======
----------------
              For Federal tax purposes:
              Aggregate cost .................................   $1,188,470,231
                                                                 ==============
              Gross unrealized appreciation ..................   $  469,276,559
              Gross unrealized depreciation ..................     (131,291,565)
                                                                 --------------
              Net unrealized appreciation ....................   $  337,984,994
                                                                 ==============
----------------
(a)   Security fair valued under procedures established by the Board of
      Trustees.
(b)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
ADR - American Depository Receipt.
BDR - Brazilian Depository Receipt.
CVO - Contingent Value Obligation.
USD - U.S. Dollars.

                 See accompanying notes to financial statements.

                             THE GABELLI ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (cost $1,181,130,940) ................   $1,526,455,225
  Foreign currency, at value (cost $320,152) .................          328,348
  Dividends and interest receivable ..........................        1,966,956
  Receivable for investments sold ............................        4,601,908
  Receivable for Fund shares sold ............................        3,883,737
  Unrealized appreciation on forward
    foreign exchange contracts ...............................            1,306
                                                                 --------------
  TOTAL ASSETS ...............................................    1,537,237,480
                                                                 --------------
LIABILITIES:
  Payable for Fund shares redeemed ...........................        4,584,012
  Due to custodian ...........................................       29,010,665
  Payable for investment advisory fees .......................        1,302,258
  Payable for distribution fees ..............................          325,777
  Payable for shareholder services fees ......................          290,123
  Payable for custody fees ...................................           51,123
  Other accrued expenses .....................................          253,490
                                                                 --------------
  TOTAL LIABILITIES ..........................................       35,817,448
                                                                 --------------
  NET ASSETS applicable to 53,138,442
    shares outstanding .......................................   $1,501,420,032
                                                                 ==============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value ................   $      531,384
  Additional paid-in capital .................................    1,175,008,701
  Accumulated net investment income ..........................           27,000
  Distributions in excess of net realized
    gain on investments and foreign
    currency transactions ....................................      (19,483,356)
  Net unrealized appreciation on investments
    and foreign currency transactions ........................      345,336,303
                                                                 --------------
  TOTAL NET ASSETS ...........................................   $1,501,420,032
                                                                 ==============
  NET ASSET VALUE,  offering and redemption
    price per share  ($1,501,420,032/
    53,138,442  shares  outstanding;
    unlimited  number of shares authorized of
    $0.01 par value) .........................................           $28.25
                                                                         ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $715,464) ...............   $   22,913,456
  Interest ...................................................        1,936,377
                                                                 --------------
  TOTAL INVESTMENT INCOME ....................................       24,849,833
                                                                 --------------
EXPENSES:
  Investment advisory fees ...................................       17,565,893
  Distribution fees ..........................................        4,393,974
  Shareholder services fees ..................................        1,273,059
  Custodian fees .............................................          323,559
  Shareholder communications expenses ........................          262,854
  Interest expense ...........................................           68,057
  Trustees' fees .............................................           56,626
  Registration expenses ......................................           47,752
  Legal and audit fees .......................................           46,999
  Miscellaneous expenses .....................................          156,192
                                                                 --------------
  TOTAL EXPENSES .............................................       24,194,965
                                                                 --------------
  NET INVESTMENT INCOME ......................................          654,868
                                                                 --------------
NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized loss on investments and
    foreign currency transactions ............................      (13,133,504)
  Net change in unrealized appreciation/
    depreciation on investments and foreign
    currency transactions ....................................     (263,964,124)
                                                                 --------------
  NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS .............................................     (277,097,628)
                                                                 --------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ..........................................   $ (276,442,760)
                                                                 ==============


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 YEAR ENDED       YEAR ENDED
                                            DECEMBER 31, 2002  DECEMBER 31, 2001
                                            ----------------   -----------------
OPERATIONS:
  Net investment income (loss) ...............  $      654,868   $       (7,973)
  Net realized gain (loss) on investments
    and foreign currency transactions ........     (13,133,504)      54,219,669
  Net change in unrealized appreciation
    (depreciation) on investments
    and foreign currency transactions ........    (263,964,124)     (53,965,275)
                                                --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ................    (276,442,760)         246,421
                                                --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ......................        (638,198)              --
  Net realized short-term gain on investments          (42,547)      (5,859,265)
  Net realized long-term gain on investments .        (200,099)     (49,578,428)
                                                --------------   --------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........        (880,844)     (55,437,693)
                                                --------------   --------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets
    from shares of beneficial
    interest transactions ....................    (132,263,045)      60,102,995
                                                --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS ......    (409,586,649)       4,911,723
NET ASSETS:
  Beginning of period ........................   1,911,006,681    1,906,094,958
                                                --------------   --------------
  End of period (including undistributed
    net investment income of
    $27,000 and $0, respectively) ............  $1,501,420,032   $1,911,006,681
                                                ==============   ==============


                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Asset Fund (the "Fund") was organized on November 25, 1985 as a Massachusetts Business Trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is growth of capital. The Fund commenced investment operations on March 3, 1986.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short-term debt securities with remaining maturities of 60 days or less, are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2002, reclassifications were made to increase accumulated net investment income for $10,330 and to decrease distributions in excess of net realized gain on investments and foreign currency transactions for $17,040, with an offsetting adjustment to additional paid-in capital.

The tax character of distributions paid during the fiscal year ended December 31, 2002 and December 31, 2001 were as follows:

                                                YEAR ENDED         YEAR ENDED
                                            DECEMBER 31, 2002  DECEMBER 31, 2001
                                            -----------------  -----------------
     Ordinary income
        (inclusive of short term
        capital gains) ............................   $686,994      $ 5,724,691
     Net long term capital gains ..................    193,850       49,713,002
                                                      --------      -----------
     Total distributions paid .....................   $880,844      $55,437,693
                                                      ========      ===========

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

As of December 31, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

       Accumulated capital loss carryforward ............    $(12,117,065)
       Net unrealized appreciation ......................     337,997,012
                                                             ------------
       Total accumulated gain ...........................    $325,879,947
                                                             ============

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2002 of $12,117,065. The capital loss carryforward is available to reduce future distributions of net capital gains to shareholders through 2010.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $4,393,974 or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2002, other than short-term securities, aggregated $202,540,399 and $137,858,813, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2002, the Fund paid brokerage commissions of $606,606 to Gabelli & Company, Inc. and its affiliates.

The cost of calculating the Fund's net asset value per share is a Fund expense pursuant to the Investment Advisory Agreement between the Fund and the Adviser. During fiscal 2002, the Gabelli Asset Fund reimbursed the Adviser $34,800 in connection with the cost of computing the Fund's net asset value.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were $21,918,000 of borrowings outstanding at December 31, 2002 under this line of credit.

The average daily amount of borrowings outstanding during the year ended December 31, 2002, was $23,898,929 with a related weighted average interest rate of 2.04%. The maximum amount borrowed under this line of credit at any time during the year ended December 31, 2002 was $25,000,000.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
8. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                              YEAR ENDED                        YEAR ENDED
                                                           DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                    ----------------------------      ---------------------------
                                                       SHARES          AMOUNT            SHARES          AMOUNT
                                                    -----------    -------------      -----------   -------------
Shares sold ......................................    9,646,239    $ 299,285,909       10,113,515   $ 342,657,417
Shares issued upon reinvestment of dividends .....       29,507          825,063        1,664,995      54,989,082
Shares redeemed ..................................  (14,490,845)    (432,374,017)     (10,055,302)   (337,543,504)
                                                    -----------    -------------      -----------   -------------
Net increase/(decrease) ..........................   (4,815,099)   $(132,263,045)       1,723,208   $  60,102,995
                                                    ===========    =============      ===========   =============

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout each period:

                                                                     YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------
                                                     2002          2001          2000          1999          1998
                                                 ----------    ----------     ----------    ----------     ----------
OPERATING PERFORMANCE:
  Net asset value, beginning of period .......   $    32.97    $    33.90     $    40.84    $    35.47     $    31.85
                                                 ----------    ----------     ----------    ----------     ----------
  Net investment income (loss) ...............         0.02         (0.00)(a)       0.31         (0.06)          0.02
  Net realized and unrealized gain (loss)
    on investments ...........................        (4.72)         0.05          (1.37)        10.06           5.02
                                                 ----------    ----------     ----------    ----------     ----------
  TOTAL FROM INVESTMENT OPERATIONS ...........        (4.70)         0.05          (1.06)        10.00           5.04
                                                 ----------    ----------     ----------    ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ......................        (0.02)           --          (0.31)           --          (0.02)
  Net realized gain on investments ...........        (0.00)(a)     (0.98)         (5.57)        (4.63)         (1.40)
                                                 ----------    ----------     ----------    ----------     ----------
  TOTAL DISTRIBUTIONS ........................        (0.02)        (0.98)         (5.88)        (4.63)         (1.42)
                                                 ----------    ----------     ----------    ----------     ----------
  NET ASSET VALUE, END OF PERIOD .............   $    28.25    $    32.97     $    33.90    $    40.84     $    35.47
                                                 ==========    ==========     ==========    ==========     ==========
  TOTAL RETURN+ ..............................       (14.3)%         0.2%          (2.4)%        28.5%          15.9%
                                                 ==========    ==========     ==========    ==========     ==========
RATIOS TO AVERAGE NET ASSETS AND
  SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's) .......   $1,501,420    $1,911,007     $1,906,095    $1,993,875     $1,575,976
  Ratio of net investment income (loss)
     to average net assets ...................         0.04%        (0.00)%         0.77%        (0.10)%         0.06%
  Ratio of operating expenses
    to average net assets ....................         1.38%         1.36%          1.36%         1.37%          1.36%
  Portfolio turnover rate ....................            8%           15%            48%           32%            21%

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a)  Amount represents less than $0.005 per share.


                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
REPORT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To The Board of Trustees and Shareholders of
The Gabelli Asset Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Asset Fund (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

                                                /S/PRICEWATERHOUSE SIGNATURE LLP

1177 Avenue of the Americas
New York, NY 10036

February 13, 2003
--------------------------------------------------------------------------------
                   2002 TAX NOTICE TO SHAREHOLDERS (Unaudited)

   For the fiscal year ended December 31, 2002, the Fund paid to shareholders, on December 27, 2002, an ordinary income dividend (inclusive of short-term capital gains) totaling $0.0128 per share and long-term capital gains totaling $0.0037 per share. For the fiscal year ended December 31, 2002, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

   U.S. GOVERNMENT INCOME:
   The percentage of the ordinary income dividend paid by the Fund during fiscal year 2002 which was derived from U.S. Treasury securities was 5.96%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Asset Fund did not meet this strict requirement in 2002. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------
                                       27

THE GABELLI ASSET FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Asset Fund Trustees and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Asset Fund at One Corporate Center, Rye, NY 10580.

                         TERM OF      NUMBER OF
                       OFFICE AND   FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF      COMPLEX
    ADDRESS 1              TIME       OVERSEEN BY    PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIPS
    AND AGE              SERVED 2       TRUSTEE      DURING PAST FIVE YEARS                         HELD BY TRUSTEE
----------------         --------    ------------    ----------------------                         ----------------
INTERESTED TRUSTEES 3:
----------------------
MARIO J. GABELLI         Since 1986      22          Chairman of the Board and Chief Executive      Director of Morgan Group
Trustee and Chairman                                 Officer of Gabelli Asset Management Inc. and   Holdings, Inc. (holding
Age: 60                                              Chief Investment Officer of Gabelli Funds,     company); Vice Chairman of
                                                     LLC and GAMCO Investors, Inc.;                 Lynch Corporation (diversified
                                                     Chairman and Chief Executive Officer of        manufacturing and
                                                     Lynch Interactive Corporation (multimedia      communication services)
                                                     and services)

JOHN D. GABELLI          Since 1999      10          Senior Vice President of Gabelli &                         --
Trustee                                              Company, Inc.; Director of Gabelli Advisers Inc.
Age: 58

KARL OTTO POHL           Since 1992      31          Member of the Shareholder Committee of Sal     Director of Gabelli Asset
Trustee                                              Oppenheim Jr. & Cie (private investment        Management Inc. (investment
Age: 73                                              bank); Former President of the                 management); Chairman,
                                                     Deutsche Bundesbank and Chairman of its        Incentive Capital and
                                                     Central Bank Council (1980-1991)               Incentive Asset Management
                                                                                                    (Zurich); Director at Sal
                                                                                                    Oppenheim, Jr. & Cie, Zurich
NON-INTERESTED TRUSTEES:
-----------------------
ANTHONY J. COLAVITA      Since 1989      33          President and Attorney at Law in the law firm             --
Trustee                                              of Anthony J. Colavita P.C.
Age: 67

JAMES P. CONN            Since 1992      11          Former Managing Director and Chief             Director of Meditrust
Trustee                                              Investment Officer of Financial Security       Corporation (real estate
Age: 64                                              Assurance Holdings, Ltd. (1992-1998)           investment trust) and First
                                                                                                    Republic Bank

ANTHONY R. PUSTORINO     Since 1986      17          Certified Public Accountant; Professor Emeritus,           --
Trustee                                              Pace University
Age: 77

WERNER J. ROEDER, MD     Since 2001      26          Vice President/Medical Affairs of Lawrence                 --
Trustee                                              Hospital Center and practicing private physician
Age: 62

ANTHONIE C. VAN EKRIS    1986-1989       18          Managing Director of BALMAC                                --
Trustee                  1992-present                International, Inc.
Age: 68

SALVATORE J. ZIZZA       1986-1996       9           Chairman, Hallmark Electrical Suppliers Corp.; Director of Hollis
Trustee                  2000-present                Former Executive Vice President of FMG         Eden Pharmaceuticals
Age: 57                                              Group (OTC), a healthcare provider;
                                                     Former President and Chief Executive
                                                     Officer of the Lehigh Group Inc., an interior
                                                     construction company, through 1997.

                                       28


THE GABELLI ASSET FUND
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
                         TERM OF      NUMBER OF
                       OFFICE AND   FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF      COMPLEX
    ADDRESS 1              TIME       OVERSEEN BY    PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIPS
    AND AGE              SERVED 2       TRUSTEE      DURING PAST FIVE YEARS                         HELD BY TRUSTEE
----------------         --------    ------------    ----------------------                         ----------------
OFFICERS:
---------
BRUCE N. ALPERT          Since 1988      --          Executive Vice President and Chief Operating               --
President and                                        Officer of Gabelli Funds, LLC since 1988 and
Treasurer                                            an officer of all mutual funds advised by
Age: 51                                              Gabelli Funds, LLC and its affiliates.
                                                     Director and President of Gabelli Advisers, Inc.

JAMES E. MCKEE           Since 1995      --          Vice President, General Counsel and Secretary              --
Secretary                                            of Gabelli Asset Management Inc. since 1999
Age: 39                                              and GAMCO Investors, Inc. since 1993; Secretary
                                                     of all mutual funds advised by Gabelli Advisers,
                                                     Inc. and Gabelli Funds, LLC

1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2 Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or
  (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund's By-Laws and Declaration of Trust.

3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. M. Gabelli, J. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------
     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)                       PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                   PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(CLASS AAA-NO-LOAD)                     PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WOODLAND SMALL CAP VALUE FUND
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations less than $1.5 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation.
(MULTICLASS)                          PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                   PORTFOLIO MANAGER:  CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITES(SM) FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(MULTICLASS)                            CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE,
                                                               MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation. (MULTICLASS)                     PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital
appreciation. (MULTICLASS)                                          TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE _____________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.
(NO-LOAD)                              PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

CONTRARIAN _________________________________
GABELLI MATHERS FUND
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)                               PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1.5 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)

                           CO-PORTFOLIO MANAGERS: CHRISTOPHER J. MACDONALD, CFA,
                                                  THOMAS W. COLER, CPA, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)                                PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
                                   (NO-LOAD) PORTFOLIO MANAGER: JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments.
                                   (NO-LOAD) PORTFOLIO MANAGER: JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

            TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.

             THE GABELLI ASSET FUND
              One Corporate Center
            Rye, New York 10580-1422
                   800-GABELLI
                  800-422-3554
                FAX: 914-921-5118
            WEBSITE: WWW.GABELLI.COM
            E-MAIL: INFO@GABELLI.COM
   Net Asset Value available daily by calling
           800-GABELLI after 6:00 P.M.

               BOARD OF TRUSTEES

Mario J. Gabelli, CFA           Anthony R. Pustorino
CHAIRMAN AND CHIEF              CERTIFIED PUBLIC ACCOUNTANT
INVESTMENT OFFICER              PROFESSOR EMERITUS
GABELLI ASSET MANAGEMENT INC.   PACE UNIVERSITY

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL CENTER

James P. Conn                   Anthonie C. van Ekris
FORMER CHIEF INVESTMENT OFFICER MANAGING DIRECTOR
FINANCIAL SECURITY ASSURANCE    BALMAC INTERNATIONAL, INC.
HOLDINGS LTD.

John D. Gabelli                 Salvatore J. Zizza
SENIOR VICE PRESIDENT           CHAIRMAN
GABELLI & COMPANY, INC.         HALLMARK ELECTRICAL SUPPLIES
                                CORP.

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

            OFFICERS AND PORTFOLIO MANAGER

Mario J. Gabelli, CFA           Bruce N. Alpert
PORTFOLIO MANAGER               PRESIDENT AND TREASURER

James E. McKee
SECRETARY

                       DISTRIBUTOR
                 Gabelli & Company, Inc.

      CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
           State Street Bank and Trust Company

                      LEGAL COUNSEL
        Skadden, Arps, Slate, Meagher & Flom LLP

[MARIO GABELLI PHOTO OMITTED]

THE
GABELLI
ASSET
FUND

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB405Q402SR

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2002